                                                                   Exhibit 10.2

--------------------------------------------------------------------------------



                           ASSET EXCHANGE AGREEMENT


                                    between



                               PRIMECO PCS, L.P.


                                      and


                  VIRGINIA RSA 6 CELLULAR LIMITED PARTNERSHIP


                                  dated as of

                                 May 17, 2000


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                           Page
                                                                                           ----
ARTICLE I CERTAIN DEFINITIONS                                                                2
     1.1  Defined Terms..................................................................    2
     1.2  Other Definitional Provisions..................................................    9
ARTICLE II THE TRANSACTION                                                                  10
     2.1  Exchange of Assets.............................................................   10
     2.2  Net Working Capital Adjustment.................................................   10
     2.3  Closing........................................................................   14
     2.4  Deliveries and Proceedings at Closing..........................................   14
     2.5  Regarding Consents.............................................................   16
ARTICLE III REPRESENTATIONS AND WARRANTIES                                                  18
     3.1  Representations and Warranties of PrimeCoPCS...................................   18
          3.1.1   PrimeCoPCS Existence...................................................   18
                  --------------------
          3.1.2   The Company's Existence and Qualification.............................    18
                  -----------------------------------------
          3.1.3   Compliance with Law; Authorizations...................................    18
                  -----------------------------------
          3.1.4   Litigation............................................................    19
                  ----------
          3.1.5   Contracts and Other Agreements........................................    19
                  ------------------------------
          3.1.6   Validity of Contemplated Transactions, Etc............................    21
                  ------------------------------------------
          3.1.7   Taxes.................................................................    21
                  -----
          3.1.8   Environmental Matters.................................................    22
                  ---------------------
          3.1.9   Title; Real and Personal Property.....................................    23
                  ---------------------------------
          3.1.10  Condition of Tangible Assets..........................................    24
                  ----------------------------
          3.1.11  Accounts Receivable...................................................    24
                  -------------------
          3.1.12  Inventory.............................................................    24
                  ---------
          3.1.13  Material Changes......................................................    24
                  ----------------
          3.1.14  Assets Necessary to Conduct of Company Businesses.....................    25
                  -------------------------------------------------
          3.1.15  Intellectual Property Matters.........................................    25
                  -----------------------------
          3.1.16  Books of Account; Financial Statements................................    26
                  --------------------------------------
          3.1.17  No Interest in Other Entities.........................................    26
                  -----------------------------
          3.1.18  Availability of Documents.............................................    26
                  -------------------------
          3.1.19  Brokers or Finders....................................................    26
                  ------------------

          3.1.20  Mobile Telephone Numbers; Form of Agreements.........................     26
                  --------------------------------------------
          3.1.21  Labor Relations......................................................     27
                  ---------------
          3.1.22  Employee Benefit Plans...............................................     27
                  ----------------------
          3.1.23  Insurance............................................................     29
                  ---------
          3.1.24  No Undisclosed Liabilities...........................................     29
                  --------------------------
          3.1.25  Communications Act...................................................     30
                  ------------------
     3.2  Representations and Warranties of VA-6LP.....................................     30
          3.2.1   VA-6LP Existence, Etc................................................     30
                  ---------------------
          3.2.2   Communications Act...................................................     30
                  ------------------
          3.2.3   VA-5 Partnership.....................................................     30
                  ----------------
          3.2.4   Compliance with Law; Authorizations..................................     31
                  -----------------------------------
          3.2.5   Litigation...........................................................     31
                  ----------
          3.2.6   Contracts and Other Agreements.......................................     32
                  ------------------------------
          3.2.7   Validity of Contemplated Transactions, Etc...........................     33
                  ------------------------------------------
          3.2.8   Taxes................................................................     33
                  -----
          3.2.9   Environmental Matters................................................     34
                  ---------------------
          3.2.10  Title; Real and Personal Property....................................     34
                  ---------------------------------
          3.2.11  Condition of Tangible Assets.........................................     35
                  ----------------------------
          3.2.12  Accounts Receivable..................................................     35
                  -------------------
          3.2.13  Inventory............................................................     35
                  ---------
          3.2.14  Material Changes.....................................................     35
                  ----------------
          3.2.15  Assets Necessary to Conduct of VA-6 Partnership Business.............     36
                  --------------------------------------------------------
          3.2.16  Intellectual Property Matters........................................     36
                  -----------------------------
          3.2.17  Books of Account; Financial Statements...............................     36
                  --------------------------------------
          3.2.18  No Interest in Other Entities........................................     37
                  -----------------------------
          3.2.19  Availability of Documents............................................     37
                  -------------------------
          3.2.20  Brokers or Finders...................................................     37
                  ------------------
          3.2.21  Mobile Telephone Numbers; Form of Agreements.........................     37
                  --------------------------------------------
          3.2.22  Employee Matters.....................................................     38
                  ----------------
          3.2.23  Insurance............................................................     38
                  ---------
          3.2.24  No Undisclosed Liabilities...........................................     38
                  --------------------------
     3.3  Survival of Representations and Warranties...................................     39
     3.4  No Representations or Warranties Implied.....................................     39

ARTICLE IV COVENANTS AND AGREEMENTS......................................................   39
     4.1  Agreements of PrimeCoPCS Pending the Closing...................................   39
          4.1.1  Conduct of the Company Businesses in the Ordinary Course...............    39
                  -------------------------------------------------------
          4.1.2  Distributions..........................................................    41
                 -------------
          4.1.3  Access.................................................................    41
                 ------
          4.1.4  DOJ Approval...........................................................    41
                 ------------
          4.1.5  Casualty Insurance Proceeds............................................    41
                 ---------------------------
          4.1.6  Company National Accounts..............................................    41
                 -------------------------
          4.1.7  PrimeCo National Outlet Agreements.....................................    42
                 ----------------------------------
          4.1.8  Non-Solicitation.......................................................    42
                 ----------------
          4.1.9  PrimeCo Name...........................................................    42
                 ------------
          4.1.10 PrimeCoPCS Cooperation.................................................    42
                 ----------------------
          4.1.11 Consents...............................................................    42
                 --------
          4.1.12 Approvals and Disapprovals.............................................    42
                 --------------------------
          4.1.13 Control of Systems Pending Closing.....................................    43
                 ----------------------------------
          4.1.14 Retention of Books and Records.........................................    43
                 ------------------------------
          4.1.15 Communications Act.....................................................    43
                 ------------------
     4.2  Agreements of VA-6LP..........................................................    43

          4.2.1  Conduct of VA-6LP's Business in the Ordinary Course....................    43
                 ---------------------------------------------------
          4.2.2  Distributions..........................................................    44
                 -------------
          4.2.3  Access.................................................................    44
                 ------
          4.2.4  Casualty Insurance Proceeds............................................    45
                 ---------------------------
          4.2.5  Non-Solicitation.......................................................    45
                 ----------------
          4.2.6  Consents...............................................................    45
                 --------
          4.2.7  Approvals and Disapprovals.............................................    45
                 --------------------------
          4.2.8  Control of Systems Pending Closing.....................................    45
                 ----------------------------------
          4.2.9  Retention of Books and Records.........................................    45
                 ------------------------------
          4.2.10 Communications Act.....................................................    45
                 ------------------
          4.2.11 Agreement Regarding DOJ Final Judgment.................................    46
                 --------------------------------------
     4.3  Covenants of PrimeCoPCS and VA-6LP............................................    46
          4.3.1  FCC Authorizations.....................................................    46
                 ------------------
          4.3.2  HSR Act................................................................    46
                 -------
          4.3.3  DOJ Final Judgment.....................................................    46
                 ------------------

          4.3.4  Copies of Regulatory Filings...................................................  47
                 ----------------------------
          4.3.5  Confidentiality................................................................  47
                 ---------------
          4.3.6  Cooperation....................................................................  48
                 -----------
          4.3.7  Other Regulatory Requirements..................................................  48
                 -----------------------------
          4.3.8  Litigation.....................................................................  48
                 ----------
          4.3.9  Section 1031 Exchange..........................................................  50
                 ---------------------
          4.3.10 Updating of Schedules..........................................................  50
                 ---------------------
          4.3.11 JLL Subleases..................................................................  51
                 -------------
 ARTICLE V CONDITIONS PRECEDENT TO CLOSING......................................................  51
     5.1  Conditions Precedent to Obligations of VA-6LP.........................................  51
          5.1.1  Representations and Warranties True as of Closing..............................  51
                 -------------------------------------------------
          5.1.2  Compliance with this Agreement.................................................  52
                 ------------------------------
          5.1.3  CFW Shareholder Vote and CFW High-Yield Issuance...............................  52
                 ------------------------------------------------
          5.1.4  Closing Certificate............................................................  52
                 -------------------
          5.1.5  Other Agreements...............................................................  52
                 ----------------
          5.1.6  Regulatory Opinion.............................................................  52
                 ------------------
     5.2  Conditions Precedent to Obligations of PrimeCoPCS.....................................  52
          5.2.1  Representations and Warranties True as of Closing..............................  52
                 -------------------------------------------------
          5.2.2  Compliance with this Agreement.................................................  53
                 ------------------------------
          5.2.3  Closing Certificate............................................................  53
                 -------------------
          5.2.4  Other Agreements...............................................................  53
                 ----------------
          5.2.5  Bell/GTE Merger................................................................  53
                 ---------------
          5.2.6  Regulatory Opinion.  Unless the Alternative Transaction is to be consummated,..  53
                 ------------------
     5.3  Conditions Precedent to the Obligations of VA-6LP and PrimeCoPCS......................  53
          5.3.1  Regulatory and Other Approvals.................................................  54
                 ------------------------------
          5.3.2  No Pending Governmental Litigation.............................................  54
                 ----------------------------------
ARTICLE VI INDEMNIFICATION......................................................................  54
     6.1  General Indemnification Obligation of PrimeCoPCS......................................  54
     6.2  General Indemnification Obligation of VA-6LP..........................................  55
     6.3  Limitations on Claims for Losses......................................................  57
     6.4  Indemnification Procedure as to Third-Party Claims....................................  58
     6.5  Adjustment For Insurance..............................................................  59

     6.6  Payment........................................................................  59
     6.7  Other Rights and Remedies......................................................  59
ARTICLE VII MISCELLANEOUS................................................................  60
     7.1  Termination....................................................................  60
     7.2  Expenses.......................................................................  61
     7.3  Tax Administration; Mutual Assistance..........................................  61
     7.4  Further Assurances.............................................................  62
     7.5  Additional Post Closing Confidentiality Undertakings...........................  62
     7.6  Contents of Agreement..........................................................  62
     7.7  Assignment and Binding Effect..................................................  62
     7.8  Waiver.........................................................................  63
     7.9  Notices........................................................................  63
     7.10 Remedies.......................................................................  64
     7.11 Knowledge......................................................................  64
     7.12 Applicable Law; Consent to Jurisdiction........................................  65
     7.13 No Benefit to Others...........................................................  65
     7.14 Headings.......................................................................  65
     7.15 Severability...................................................................  65
     7.16 Counterparts...................................................................  65

EXHIBITS
--------

Exhibit A   -  Company BTAs
Exhibit B   -  Company Assignment and Assumption
Exhibit C   -  VA-6 Bill of Sale
Exhibit D-1 -  Form of Fuji Sublease
Exhibit D-2 -  Form of Nomura Sublease
Exhibit D-3 -  Form of Sublease Guaranty
Exhibit E-1 -  Form of PrimeCo License Agreement
Exhibit E-2 -  Form of CFW License Agreement


SCHEDULES
---------

Schedule A             Transferred Assets
Schedule 2.1(b)        VA-6 Excluded Assets and Liabilities
Schedule 2.2           Calculation of Assumed Closing Date Net Working Capital
Schedule 2.5(c)        Consents for Transferred Assets
Schedule 3.1.2         Company Agreement
Schedule 3.1.3(a)      Company FCC Authorizations
Schedule 3.1.3(b)      Non-Compliance with Requirements of Law; Company
                       Authorizations
Schedule 3.1.4         Litigation
Schedule 3.1.5(a)      Contracts and Other Agreements
Schedule 3.1.6         PrimeCoPCS Consents
Schedule 3.1.7         Tax Matters
Schedule 3.1.8         Environmental Matters
Schedule 3.1.9(a)      Liens
Schedule 3.1.9(b)      Real Property
Schedule 3.1.9(c)      Title Exceptions
Schedule 3.1.10        Third Party Property
Schedule 3.1.11        Accounts Receivable
Schedule 3.1.13        Material Changes
Schedule 3.1.14        Assets Necessary to Conduct Company Businesses
Schedule 3.1.15        Claims of Infringement Relating to Intellectual Property
Schedule 3.1.16        Company Financial Statements
Schedule 3.1.18        Contracts Subject to Confidentiality Provisions
Schedule 3.1.19        PrimeCoPCS Brokers and Finders
Schedule 3.1.20        Standard Rate Plans; Products and Services Provided to
                       Subscribers; Forms of Customer Agreements
Schedule 3.1.21        Labor Matters
Schedule 3.1.22(c)     PrimeCo Employee Benefit Plans
Schedule 3.1.22(h)     Pending Actions Against PrimeCo Employee Benefit Plans
Schedule 3.1.22(j)     Post-Employment Benefits
Schedule 3.1.24        Company Liabilities
Schedule 3.2.4(a)      VA-6 FCC Authorizations

Schedule 3.2.4(b)      Non-Compliance with Requirements of Law; VA-6
                       Authorizations
Schedule 3.2.5         Litigation
Schedule 3.2.6(a)      Contracts and Other Agreements
Schedule 3.2.7         VA-6 Consents
Schedule 3.2.8         Tax Matters
Schedule 3.2.9         Environmental Matters
Schedule 3.2.10(a)     Liens
Schedule 3.2.10(b)     Real Property
Schedule 3.2.10(c)     Title Exceptions
Schedule 3.2.11        Third Party Property
Schedule 3.2.12        Accounts Receivable
Schedule 3.2.14        Material Changes
Schedule 3.2.15        Assets Necessary to Conduct VA-6LP Business
Schedule 3.2.16        Claims of Infringement Relating to Intellectual Property
Schedule 3.2.17        VA-6 Financial Statements
Schedule 3.2.19        Contracts Subject to Confidentiality Provisions
Schedule 3.2.20        VA-6LP Brokers and Finders
Schedule 3.2.21 Standard Rate Plans; Products and Services Provided to Subscribers; Forms of Customer Agreements
Schedule 3.2.24        Certain VA-6 Liabilities
Schedule 4.1.1(g)      Planned Changes in Company Marketing and Promotions
Schedule 4.2.1(g)      Planned Changes in VA-6 Marketing and Promotions
Schedule 5.3.1         Regulatory and Other Approvals
Schedule 7.11          Knowledge

                           ASSET EXCHANGE AGREEMENT

     THIS ASSET EXCHANGE AGREEMENT ("Agreement"), dated as of May 17, 2000, is
                                     ---------
entered into between PRIMECO PCS, L.P., a Delaware limited partnership

("PrimeCoPCS"), and VIRGINIA RSA 6 CELLULAR LIMITED PARTNERSHIP, a Virginia
------------
limited partnership ("VA-6LP").
                      ------

                                R E C I T A L S

     WHEREAS, effective March 31, 2000, PrimeCo Personal Communications, L.P.

("PrimeCo") transferred the assets, properties and rights set forth on Schedule
---------
A hereto (the "Transferred Assets") to Richmond 20MHz, LLC, a Delaware limited
               ------------------
liability company (the "Company")
                        -------

     WHEREAS, PrimeCoPCS owns the entire membership interest (the "Company
                                                                   -------
Interest") in the Company;
--------

     WHEREAS, the Company is the holder of certain licenses granted by the United States Federal Communications Commission ("FCC") for the Basic Trading
                                                  ---
Areas ("BTAs") set forth on Exhibit A attached hereto (collectively, the
        ----                ---------
"Company BTAs");
-------------

     WHEREAS, the Company is the owner of wireless telecommunications systems in the Company BTAs and, in connection therewith, is engaged in the business of marketing, selling and providing Personal Communications Services in the Company BTAs (such businesses, as conducted by Company and its predecessors in interest which are or were Affiliates of PrimeCoPCS, are referred to herein collectively as the "Company Businesses");
        ------------------

     WHEREAS, subject only to the limitations and exclusions contained in this Agreement, PrimeCoPCS desires to exchange, through the transfer of the Company Interest on the terms and conditions set forth herein, certain assets, properties and rights of the Company for cash, property of like kind to the property to be transferred by PrimeCoPCS to VA-6LP on the Closing Date within the meaning of Section 1031 of the Code, and other property;

     WHEREAS, VA-6LP is the holder of certain licenses granted by the FCC for Virginia RSA 6, and is the owner of wireless telecommunications systems in Virginia RSA 6 and, in connection therewith, is engaged in the business of marketing, selling and providing Cellular Services in Virginia RSA 6;

     WHEREAS, subject only to the limitations and exclusions contained in this Agreement, VA-6LP desires to exchange, on the terms and conditions set forth herein, substantially all of the assets, properties and rights of VA-6LP for other property of like kind within the meaning of Section 1031 of the Code;

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions herein contained, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS

     1.1  Defined Terms. For purposes of this Agreement (including the Schedules
          -------------
hereto), the terms defined in this Agreement shall have the respective meanings specified herein, and, in addition, the following terms shall have the following meanings:

     "Affiliate" or "affiliate" means, as to any Person, any other Person which,
      ---------      ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative
                                     -------
meanings, the terms "controlled by" and "under common control with"), as applied
                     -------------       -------------------------
to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise. Without limiting the foregoing, PrimeCo shall for all purposes of this Agreement be deemed an Affiliate of PrimeCoPCS and, prior to consummation of the purchase and sale of the Company Interest hereby contemplated, of the Company.

     "Agreement" means this Asset Exchange Agreement, and all Schedules and
      ---------
Exhibits hereto, as amended, modified or supplemented from time to time in accordance with the terms hereof.

     "Alternative Transaction" is defined in Section 2.1(b).
      -----------------------

     "Assumed Closing Date Net Working Capital" is defined in Section 2.2(a).
      ----------------------------------------

     "Authorizations" means, as to any Person, all licenses, permits,
      --------------
franchises, orders, approvals, concessions, registrations, qualifications and other authorizations with or under all federal, state, local or foreign laws and Governmental Authorities and all industry or other nongovernmental self-regulatory organizations that are issued to such Person.

     "Bell/GTE Merger" means the merger transaction contemplated by the
      ---------------
Agreement and Plan of Merger dated as of July 27, 1998 among Bell Atlantic Corporation, Beta Gamma Corporation and GTE Corporation.

     "BTAs" is defined in the Recitals.
      ----

     "Business Day" means any day other than a Saturday, a Sunday or a day on
      ------------
which banks in the City of New York are authorized or required to close.

     "Cash Component" is defined in Section 2.1(b).
      --------------

     "Cellular Services" means the provision of domestic cellular radiotelephone
      -----------------
service pursuant to FCC licenses issued under Subpart H of Part 22 of the FCC's rules and all activities reasonably ancillary thereto.

     "CFW" means CFW Communications Company, a Virginia corporation.
      ---

     "CFW High-Yield Issuance" is defined in Section 4.3.3(b).
      -----------------------

     "CFW License Agreement" means the Trademark and Trade Name License
      ---------------------
Agreement in the form set forth as Exhibit E-2 to this Agreement.

     "CFW Shareholder Vote" is defined in Section 4.3.3(b).
      --------------------

     "Closing" and "Closing Date" are defined in Section 2.3.
      -------       ------------

     "Closing Date Net Working Capital" is defined in Section 2.2(d).
      --------------------------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Communications Act" is defined in Section 3.1.25.
      ------------------

     "Company" is defined in the Recitals.
      -------

     "Company Advance Payments" means payments made by the Company for goods or
      ------------------------
services prior to the Closing Date relating to the Company Businesses, to the extent such goods or services are not fully used or received by the Company as of the Closing Date, including prepaid rent, prepaid insurance, prepaid Taxes and prepaid advertising.

     "Company Agreement" means the limited liability company agreement and other
      -----------------
instruments, if any, between the parties to such limited liability company agreement governing the Company.

     "Company Assignment and Assumption" is defined in Section 2.4(a).
      ---------------------------------

     "Company Authorizations" means all Authorizations relating to the Company
      ----------------------
Businesses including, without limitation, the Company FCC Authorizations.

     "Company BTAs" is defined in the Recitals.
      ------------

     "Company Businesses" is defined in the Recitals.
      ------------------

     "Company Contracts" is defined in Section 3.1.5(b).
      -----------------

     "Company Current Balance Sheet" is defined in Section 3.1.16.
      -----------------------------

     "Company Customer Deposits" means deposits received by the Company from
      -------------------------
customers and subscribers prior to the Closing Date relating to the Company Businesses, including deposits by customers whose creditworthiness requires payments in advance.

     "Company Customer Prepayments" means payments received by the Company for
      ----------------------------
goods or services relating to the Company Businesses from customers and subscribers where such goods or services are not fully delivered or performed by the Company as of the Closing Date, including advance payments for debit cards for a specified number of minutes.

     "Company Deposits" means deposits paid by the Company to third parties
      ----------------
prior to the Closing Date relating to the Company Businesses, including deposits with respect to property leased by the Company as tenant.

     "Company FCC Authorizations" means all permits, licenses, waivers and
      --------------------------
authorizations issued by the FCC to the Company to construct, own and operate Personal Communications Services, including all associated microwave facilities, and all construction permits that have been applied for to the FCC or issued by the FCC to the Company with respect to construction of Personal Communications Services systems and related stations and facilities.

     "Company Financial Statements" is defined in Section 3.1.16.
      ----------------------------

     "Company Interest" is defined in the Recitals.
      ----------------

     "Company Litigation" is defined in Section 4.3.8.
      ------------------

     "Company Material Adverse Change" and "Company Material Adverse Effect"
      -------------------------------       -------------------------------
means any change, effect or circumstance that is materially adverse to the business, assets, liabilities, properties, condition (financial or otherwise) or results of operations of the Company Businesses, taken as a whole, but shall not include any change, effect or circumstance arising from the execution, delivery or performance of this Agreement or the effects of changes that are generally applicable in (A) the wireless telecommunications industry generally including, without limitation, the adoption or implementation of regulatory changes or the issuance of additional licenses for the provision of wireless telecommunications services in the Company BTAs, (B) the United States economy or the economy generally prevailing in the Company BTAs, or (C) the United States securities markets.

     "Company National Account" is defined in Section 4.1.6.
      ------------------------

     "Company National Account Agreement" is defined in Section 4.1.6.
      ----------------------------------

     "Company Promotional Item" is defined in Section 4.3.8.
      ------------------------

     "Damaged Assets" is defined in Section 4.1.5 and 4.2.4.
      --------------

     "Dispute Resolution Request" is defined in Section 2.2(e).
      --------------------------

     "Distribution" means the payment of cash or any other assets by the Company
      ------------
to its member.

     "DOJ" means the United States Department of Justice.
      ---

     "DOJ Final Judgment" means the proposed Final Judgment filed with the
      ------------------
United States District Court for the District of Columbia on December 6, 1999 in United States of America v. Bell Atlantic Corporation, GTE Corporation and Vodafone AirTouch Plc.

     "DOJ Trust" means any trust created in accordance with the provisions of
      ---------
Section V of the DOJ Final Judgment to which the Company Interest (or all or substantially all of the assets of the Company) is transferred.

     "DOJ Trust Event" means the divestiture of the Company Interest (or all or
      ---------------
substantially all of the assets of the Company) to a trustee under a DOJ Trust.

     "DOJ Trustee" means the trustee or trustees of a DOJ Trust.
      -----------

     "Due Date" is defined in Section 6.6.
      --------

     "Employee Plan" is defined in Section 3.1.22(a).
      -------------

     "Employee Transfer Agreement" means the Employee Transfer Agreement, dated
      ---------------------------
as of the date hereof, between PrimeCo and VA-6LP relating to this Agreement, as such Employee Transfer Agreement may be amended, modified or supplemented from time to time.

     "Environmental Claims" is defined in Section 3.1.8(e).
      --------------------

     "Environmental Laws" is defined in Section 3.1.8(e).
      ------------------

     "Environmental Permits" is defined in Section 3.1.8(e).
      ---------------------

     "ERISA" is defined in Section 3.1.22(a).
      -----

     "ERISA Affiliate" is defined in Section 3.1.22(a).
      ---------------

     "Extended DOJ Trust Deadline" is defined in Section 4.3.3(b).
      ---------------------------

     "FCC" is defined in the Recitals.
      ---

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof or any entity (including, without limitation, a court) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Governmental Order" means, as to any Person, any judgment, injunction,
      ------------------
decree, order or other determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property or assets is subject.

     "Hazardous Material" is defined in Section 3.1.8(e).
      ------------------

     "HSR Act" is defined in Section 3.1.6.
      -------

     "Indemnitee" is defined in Section 6.4.
      ----------

     "Indemnitor" is defined in Section 6.4.
      ----------

     "Intellectual Property" means all copyrights, patents, trademarks, trade
      ---------------------
names, service marks, URLs and applications for the foregoing and all software, firmware, trade secrets, and proprietary technologies, know-how, inventions, discoveries, improvements, processes and formulas (secret or otherwise) and other forms of intellectual property.

     "Inventory" means all inventory held for consumption by or sale to the
      ---------
public, including, without limitation, phones, spare parts and supplies, whether or not obsolete.

     "Knowledge" or "knowledge" is defined in Section 7.11.
      ---------      ---------

     "Liable Party" is defined in Section 7.3.
      ------------

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest, preemptive right, existing or claimed right of first refusal, right of first offer, right of consent, put right, default or similar right or other adverse claim of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

     "Losses" is defined in Section 6.1(a).
      ------

     "Objection Notice" is defined in Section 2.2(d).
      ----------------

     "Other Party" is defined in Section 7.3.
      -----------

     "Party" or "party" means a party to this Agreement.
      -----      -----

     "Permitted Company Liens" is defined in Section 3.1.9(a).
      -----------------------

     "Person" means an individual, partnership, corporation, limited liability
      ------
company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity or enterprise of whatever nature.

     "Personal Communications Services" means radio communications that
      --------------------------------
encompass mobile and ancillary fixed communication that provide services to individuals and businesses and can be integrated with a variety of competing networks, as such term is defined in 12 C.F.R Section 24.5.

     "Post-Closing Period" is defined in Section 6.1(a)(v).
      -------------------

     "Pre-Closing Period" is defined in Section 6.1(a)(v).
      ------------------

     "Preliminary Closing Date Net Working Capital" is defined in Section
      --------------------------------------------
2.2(c).

     "Preliminary Closing Date Net Working Capital Schedule" is defined in
      -----------------------------------------------------
Section 2.2(c).

     "PrimeCo" is defined in the Recitals.
      -------

     "PrimeCo Available Employee" has the meaning given to it in the Employee
      --------------------------
Transfer Agreement.

     "PrimeCo Employee Plans" is defined in Section 3.1.22(a).
      ----------------------

     "PrimeCo License Agreement" means the Trademark and Trade Name License
      -------------------------
Agreement in the form set forth as Exhibit E-1 to this Agreement.

     "PrimeCo National Outlet" is defined in Section 4.1.7.
      -----------------------

     "PrimeCo National Outlet Agreement" is defined in Section 4.1.7.
      ---------------------------------

     "PrimeCo Systemwide Changes" is defined in Section 4.1.1(k).
      --------------------------

     "PrimeCoPCS Assumed Liabilities" is defined in Section 3.2.24.
      ------------------------------

     "PrimeCoPCS Consents" is defined in Section 3.1.6.
      -------------------

     "PrimeCoPCS Indemnitee" is defined in Section 6.2.
      ---------------------

     "Prime Rate" means the annual interest rate set forth as the Prime Rate in
      ----------
the "Money Rates" table of The Wall Street Journal.
                           -----------------------

     "Property Taxes" is defined in Section 6.1(a)(v).
      --------------

     "Requirement of Law" means, as to any Person, any permit, license,
      ------------------
judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

     "SEC" means the United States Securities and Exchange Commission.
      ---

     "State Commission" means any applicable state public service or public
      ----------------
utility commission.

     "Tax Return" means any return, declaration, report, claim for refund or
      ----------
information return or statement filed or required to be filed with any Governmental Authority relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Taxes" or "Tax" means all taxes of any kind, including, without
      -----      ---
limitation, any federal, state, local and foreign income, profits, license, severance, occupation, windfall profits, capital gains, capital stock, transfer, registration, social security (or similar), production, franchise, gross receipts, payroll, sales, employment, use, property, excise, value added, estimated, stamp, alternative or add-on minimum, environmental, withholding and any other tax or assessment, together with all interest, penalties and additions imposed with respect to such amounts.

     "Transaction Documents" is defined in Section 3.1.1.
      ---------------------

     "Transferred Assets" is defined in the Recitals.
      ------------------

     "Transition Services Agreement" means the Transition Services Agreement,
      -----------------------------
dated as of the date hereof, among Cellco Partnership, VA-6LP and CFW relating to this Agreement, as such Transition Services Agreement may be amended, modified or supplemented from time to time.

     "VA-5 Interest" is defined in Section 2.1(b).
      -------------

     "VA-5 Partnership" is defined in Section 2.1(b).
      ----------------

     "VA-6 Advance Payments" means payments made by VA-6LP for goods or services
      ---------------------
prior to the Closing Date relating to the VA-6 Business, to the extent such goods or services are not fully used or received by VA-6LP as of the Closing Date, including prepaid rent, prepaid insurance, prepaid Taxes and prepaid advertising.

     "VA-6 Assets" is defined in Section 2.1(b).
      -----------

     "VA-6 Assumed Liabilities" is defined in Section 3.1.24.
      ------------------------

     "VA-6 Authorizations" means all Authorizations relating to the VA-6
      -------------------
Business including, without limitation, the VA-6 FCC Authorizations.

     "VA-6 Bill of Sale" is defined in Section 2.4(b).
      -----------------

     "VA-6 Business" means the business conducted by VA-6LP on and prior to the
      -------------
date of this Agreement, including without limitation the business of marketing, selling and providing Cellular Services in Virginia RSA 6, but excluding the business of acquiring on a wholesale basis and reselling to customers Personal Communications Services in Virginia RSA 6.

     "VA-6 Consents" is defined in Section 3.2.3.
      -------------

     "VA-6 Contracts" is defined in Section 3.2.6(b).
      --------------

     "VA-6 Current Balance Sheet" is defined in Section 3.2.17.
      --------------------------

     "VA-6 Customer Deposits" means deposits received by VA-6LP from customers
      ----------------------
and subscribers prior to the Closing Date relating to the VA-6 Business, including deposits by customers whose creditworthiness requires payments in advance.

     "VA-6 Customer Prepayments" means payments received by VA-6LP for goods or
      -------------------------
services from customers and subscribers relating to the VA-6 Business where such goods or services are not fully delivered or performed by VA-6LP as of the Closing Date, including advance payments for debit cards for a specified number of minutes.

     "VA-6 Deposits" means deposits paid by VA-6LP to third parties prior to the
      -------------
Closing Date relating to the VA-6 Business, including deposits with respect to property leased by VA-6LP as tenant.

     "VA-6 Excluded Assets" is defined in Section 2.1(b).
      --------------------

     "VA-6 Excluded Liabilities" is defined in Section 2.1(b).
      -------------------------

     "VA-6 FCC Authorizations" means as to VA-6LP all permits, licenses, waivers
      -----------------------
and authorizations issued by the FCC to VA-6LP to construct, own and operate Cellular Services, including all associated microwave facilities, and all construction permits that have been applied for to the FCC or issued by the FCC to VA-6LP with respect to construction of Cellular Services systems and related stations and facilities.

     "VA-6 Financial Statements" is defined in Section 3.2.17.
      -------------------------

     "VA-6 Group" is defined in Section 4.1.3.
      ----------

     "VA-6 Indemnitee" is defined in Section 6.1.
      ---------------

     "VA-6 Liabilities" is defined in Section 2.1(b).
      ----------------

     "VA-6 Material Adverse Change" and "VA-6 Material Adverse Effect" means any
      ----------------------------       ----------------------------
change, effect or circumstance that is materially adverse to the business, assets, liabilities, properties, condition (financial or otherwise) or results of operations of the VA-6 Business, but shall not include any change, effect or circumstance arising from the execution, delivery or performance of this Agreement or the effects of changes that are generally applicable in (A) the wireless telecommunications industry generally including, without limitation, the adoption or implementation of regulatory changes or the issuance of additional licenses for the provision of wireless telecommunications services in Virginia RSA 6, (B) the United States economy or the economy generally prevailing in Virginia RSA 6, or (C) the United States securities markets.

     "VA-6 Pro Forma Financial Statements" is defined in Section 3.2.17.
      -----------------------------------

     "VA-6 Transition Services Agreement" means the Transition Services
      ----------------------------------
Agreement, dated as of the date hereof, between CFW and Cellco Partnership relating to this Agreement, as such VA-6 Transition Services Agreement may be amended, modified or supplemented from time to time.

     "VA-6LP Agreement" is defined in Section 3.2.3.
      ----------------

     1.2  Other Definitional Provisions.
          -----------------------------

               (a) The words "hereof," "herein" and "hereunder" and words of
                              ------    ------       ---------
similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

               (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

               (c) References to the Company contained herein with reference to the past or current ownership or operation of the assets of the Company or the Company Businesses shall be deemed to include ownership or operation by predecessors in interest which are or were Affiliates of PrimeCoPCS.

                                  ARTICLE II
                                THE TRANSACTION

     2.1  Exchange of Assets.
          ------------------

               (a) Subject to the terms and conditions hereinafter set forth and on the basis of and in reliance upon the representations, warranties, obligations and agreements set forth herein, at the Closing, PrimeCoPCS shall, in exchange and in consideration for the VA-6 Assets, grant, sell, convey, assign, transfer and deliver to VA-6LP, and VA-6LP shall receive, all of PrimeCoPCS's right, title and interest in and to the Company Interest, free and clear of all Liens, other than restrictions imposed by federal and state securities laws and the provisions of the Company Agreement.

               (b) Subject to the terms and conditions hereinafter set forth and on the basis of and in reliance upon the representations, warranties, obligations and agreements set forth herein, at the Closing, VA-6LP shall, in exchange and in consideration for the Company Interest, grant, sell, convey, assign, transfer and deliver to PrimeCoPCS, and PrimeCoPCS shall receive, all right, title and interest in all of the assets of VA-6LP except for the assets set forth on Schedule 2.1(b) (the "VA-6 Excluded Assets") (all such assets with
             ---------------       --------------------
the exception of the VA-6 Excluded Assets, the "VA-6 Assets"), and PrimeCoPCS
                                                -----------
shall assume and agree to discharge as and when due all liabilities of VA-6LP except for the liabilities set forth on Schedule 2.1(b) (the "VA-6 Excluded
                                        ---------------       -------------
Liabilities") (all such liabilities with the exception of the VA-6 Excluded
-----------
 Liabilities, the "VA-6 Liabilities"). Without limiting the foregoing, VA-6LP
                   ----------------
agrees that in addition to the assets held by it on the date hereof, the VA-6 Assets will include (x) cash in the amount of $407,250,000 (Four Hundred Seven Million Two Hundred Fifty Thousand Dollars), as such cash amount may be adjusted pursuant to Section 2.2 (the "Cash Component"), and (y) the 21.98% limited
                              --------------
partnership interest (the "VA-5 Interest") in Virginia RSA 5 Limited Partnership
                           -------------
("VA-5 Partnership") currently held by CFW. The foregoing notwithstanding,
  ----------------
VA-6LP shall have the right, exercisable by notice to PrimeCoPCS not later than the Business Day following the date upon which PrimeCoPCS notifies VA-6LP that the FCC has granted approval for the Bell/GTE Merger, to increase the Cash Component to $482,250,000 (Four Hundred Eighty-Two Million Two Hundred Fifty Thousand Dollars), and to retain all of the VA-6 Assets and VA-6 Liabilities other than the VA-5 Interest and the Cash Component (the "Alternative
                                                          -----------
Transaction").
-----------

     2.2  Net Working Capital Adjustment.
          ------------------------------

               (a) The amount of the Cash Component set forth in Section 2.1(b) was determined, in part, based upon the assumption that the Company Closing Date Net Working Capital will be ($5,865,158) (Negative Five Million Eight Hundred Sixty-Five Thousand One Hundred Fifty-Eight Dollars) (the "Assumed Company
                                                           ---------------
Closing Date Net Working Capital") and that the VA-6 Closing Date Net Working
--------------------------------
Capital will be $967,872 (Nine Hundred Sixty-Seven Thousand Eight Hundred Seventy-Two Dollars) (the "Assumed VA-6 Closing Date Net Working Capital").
                           ---------------------------------------------
The foregoing notwithstanding, in the event VA-6LP elects pursuant to Section 2.1(b) to effect the Alternative Transaction, the Assumed VA-6 Closing Date Net Working Capital shall be deemed to be zero. Schedule 2.2 sets forth the manner
                                            ------------
in which the Assumed Company Closing Date Net Working Capital and the Assumed VA-6 Closing Date Net

Working Capital were calculated, which shall be the method used for calculating the Preliminary Company Closing Date Net Working Capital, the Preliminary VA-6 Closing Date Net Working Capital, the Company Closing Date Net Working Capital and the VA-6 Closing Date Net Working Capital. The amount by which the Assumed Company Closing Date Net Working Capital exceeds the Assumed VA-6 Closing Date Net Working Capital, namely ($6,833,030) (Negative Six Million Eight Hundred Thirty-Three Thousand Thirty Dollars), is referred to as the "Assumed Net
                                                              -----------
Closing Date Net Working Capital". The foregoing notwithstanding, in the event
--------------------------------
VA-6LP elects pursuant to Section 2.1(b) to effect the Alternative Transaction, the Assumed Net Closing Date Net Working Capital shall be deemed to be equal to the Assumed Company Closing Date Net Working Capital. The amount of Cash Component payable at the Closing, and the amount of the Cash Component as ultimately determined, shall be adjusted dollar for dollar (i) upward by the amount by which the Preliminary Net Closing Date Net Working Capital or Net Closing Date Net Working Capital, as applicable, as determined in accordance with the provisions set forth below, exceeds the Assumed Net Closing Date Net Working Capital or (ii) downward by the amount by which the Assumed Net Closing Date Net Working Capital exceeds the Preliminary Net Closing Date Net Working Capital or Net Closing Date Net Working Capital, as applicable. If the Cash Component is adjusted upward from the amount paid at Closing, then, within 10 business days after such final determination of the Net Closing Date Net Working Capital, VA-6LP shall pay to PrimeCoPCS an amount equal to the adjustment in immediately available funds, plus interest on such amount from the Closing Date until such date of payment at the Prime Rate on the Closing Date. If the amount of the Cash Component is adjusted downward from the amount paid at Closing, then, within 10 days after such final determination of the Net Closing Date Net Working Capital, PrimeCoPCS shall pay to VA-6LP an amount equal to the adjustment in immediately available funds, plus interest on such amount from the Closing Date until such date of payment at the Prime Rate on the Closing Date.

               (b) As used herein, the following terms shall have the respective meanings assigned to them below:

               (i) "Current Assets" shall include the following assets of the
                    --------------
Company or of VA-6LP relating to the VA-6 Business, as applicable, determined as of the date of determination in accordance with GAAP consistent with the past practice of PrimeCo (as reflected in the Company Financial Statements) or VA-6LP (as reflected in the VA-6 Financial Statements), as applicable:

                    (A) all accounts receivable (whether billed or unbilled), excluding any amounts receivable in respect of casualty insurance claims, net of a reserve for collectibility determined in accordance with GAAP consistent with PrimeCo's or VA-6LP's past practice, as applicable;

                    (B)  all Inventory of the Company or VA-6, as applicable;
                         and

                    (C) all Company Deposits and Company Advance Payments or VA-6 Deposits and VA-6 Advance Payments, as applicable.

          (ii) "Current Liabilities" shall include the following liabilities of
                -------------------
the Company or VA-6LP relating to the VA-6 Business, as applicable, determined as of the date of determination in accordance with GAAP consistent with the past practice of PrimeCo (as reflected in the Company Financial Statements) or VA-6LP (as reflected in the VA-6 Financial Statements), as applicable:

                    (A) all accounts payable which were incurred in the ordinary course of business;

                    (B) all Company Customer Deposits or VA-6 Customer Deposits, as applicable;

                    (C) all Company Customer Prepayments or VA-6 Customer Prepayments, as applicable;

                    (D) all accrued expenses which were incurred in the ordinary course of business; and

                    (E)  all deferred rent revenues.

               (c) As promptly as practicable after the parties have determined a projected Closing Date pursuant to Section 2.3 (but in no event later than three Business Days prior to the Closing Date), (i) PrimeCoPCS shall prepare and deliver to VA-6LP a schedule setting forth in reasonable detail PrimeCoPCS's estimate (based on the most recent month-end financial information that is available as of the date of such estimate) of the Current Assets and the Current Liabilities of the Company as of the opening of business on the Closing Date and the difference between them (the "Preliminary Company Closing Date Net Working
                                  --------------------------------------------
Capital"), and (ii) VA-6LP shall prepare and deliver to PrimeCoPCS a schedule
-------
setting forth in reasonable detail VA-6LP's estimate (based on the most recent month-end financial information that is available as of the date of such estimate) of the Current Assets and the Current Liabilities of VA-6LP as of the opening of business on the Closing Date and the difference between them (the "Preliminary VA-6 Closing Date Net Working Capital"). The foregoing
 --------------------------------------------------
notwithstanding, in the event VA-6LP elects pursuant to Section 2.1(b) to effect the Alternative Transaction, VA-6LP shall not prepare any such schedule and the Preliminary VA-6 Closing Date Net Working Capital shall be deemed to be zero. The positive or negative amount obtained by subtracting the Preliminary VA-6 Closing Date Net Working Capital from the Preliminary Company Closing Date Net Working Capital is the "Preliminary Net Closing Date Net Working Capital".
                        ------------------------------------------------
With respect to any disputed amounts concerning the Preliminary Company Closing Date Net Working Capital or the Preliminary VA-6 Closing Date Net Working Capital, (x) the parties shall cooperate with each other and negotiate in good faith to resolve any such disputes in the time period available prior to the Closing Date and (y) if any disputes cannot be resolved in the time period available prior to the Closing Date, the determination of PrimeCoPCS with respect to the amounts set forth on the Preliminary Closing Date Net Working Capital Schedule shall control for purposes of Closing.

               (d) Within 60 calendar days following the Closing Date, (i) PrimeCoPCS shall prepare and deliver to VA-6LP a schedule setting forth in reasonable detail the Current

Assets and the Current Liabilities of the Company as of the Closing Date and the differences between them ("Company Closing Date Net Working Capital"), and (ii)
                           ----------------------------------------
VA-6LP shall prepare and deliver to PrimeCoPCS a schedule setting forth in reasonable detail the Current Assets and the Current Liabilities of VA-6LP as of the Closing Date and the differences between them ("VA-6 Closing Date Net
                                                    ---------------------
Working Capital"). The foregoing notwithstanding, in the event VA-6LP elects
---------------
pursuant to Section 2.1(b) to effect the Alternative Transaction, VA-6LP shall not prepare any such schedule and the VA-6 Closing Date Net Working Capital shall be deemed to be zero. The positive or negative amount obtained by subtracting the VA-6 Closing Date Net Working Capital from the Company Closing Date Net Working Capital is the "Net Closing Date Net Working Capital". If VA-
                                 ------------------------------------
6LP objects to any amount reflected on the Company Closing Date Net Working Capital schedule or PrimeCoPCS objects to any amount reflected on the VA-6 Closing Date Net Working Capital schedule, the objecting party must, within 10 calendar days after receipt of the relevant schedule, give written notice (the "Objection Notice") to the other party specifying in reasonable detail
 ----------------
such objections. Any item included on either Closing Date Net Working Capital schedule to which the receiving party does not object in its Objection Notice (if any) shall be deemed to be accepted by such party and any amounts included within such item shall be deemed to be final, binding and conclusive. If a party does not give an Objection Notice within such time period, the other party's determinations of the amounts on the relevant Closing Date Net Working Capital schedule shall be final, binding and conclusive on the parties.

               (e) With respect to any disputed amounts concerning the Closing Date Net Working Capital schedules, the parties shall meet in person and negotiate in good faith to resolve any such disputes during the 15 calendar day period after the deadline for delivering an Objection Notice. If the parties are unable to resolve all such disputes within such 15 calendar day period, then, at the written request of either party (a "Dispute Resolution Request"), each party
                                        --------------------------
shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve the Objection Notice(s). The parties intend that these negotiations be conducted by experienced business representatives empowered to decide the issues. The business representatives will meet and attempt to resolve the Objection Notice(s) within 15 calendar days after the date of the Dispute Resolution Request. If the business representatives resolve the dispute, such resolution will be memorialized in a written settlement and release agreement, executed within five calendar days thereafter. If the business representatives do not resolve the dispute, it shall be submitted within five calendar days after the expiration of such 15 calendar day period to binding arbitration in Wilmington, Delaware. The parties shall select the arbitrator in good faith and in a timely fashion in accordance with the rules governing the arbitration. Except as otherwise provided in this Section 2.2(e), the arbitration shall be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. Any award rendered pursuant to this Section 2.2(e) will be final, conclusive and binding upon the parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction. VA-6LP and PrimeCoPCS shall bear equally the fees, costs and expenses of the arbitrator, and notwithstanding any law to the contrary, each of VA-6LP and PrimeCoPCS will bear all the fees, costs and expenses of its own attorneys, experts and witnesses; provided, however, that in connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered pursuant to this Section 2.2(e), the prevailing party in such a proceeding will be entitled to recover reasonable attorneys' fees and expenses incurred in connection with such proceeding, in addition to any other relief to which it may be entitled.

               (f) After delivery of the Closing Date Net Working Capital schedules, the party that prepared the relevant schedule shall provide the other party and its authorized representatives reasonable access during normal business hours and without significant disruption to the Company Businesses or the VA-6 Business, as applicable, to (1) all books, records and employees of such party and its Affiliates having relevant information concerning the Closing Date Net Working Capital schedule to the extent such information was used in preparing the Closing Date Net Working Capital schedule and (2) such party's accountants who assisted such party in preparing the Closing Date Net Working Capital schedule and such accountants' relevant supporting workpapers, and the non-preparing party shall provide the preparing party and its representatives access to all books and records and employees of the non-preparing party and its Affiliates having information directly relevant to the Closing Date Net Working Capital schedule.

     2.3  Closing. Unless this Agreement shall have been earlier terminated in
          -------
accordance with the provisions of this Agreement, the closing of the exchanges and transfers contemplated hereby (the "Closing") shall take place (a) at the
                                        -------
Philadelphia , Pennsylvania offices of Morgan, Lewis & Bockius LLP at 10:00 a.m. local time, on a date mutually agreed by VA-6LP and PrimeCoPCS but not later than five Business Days after the Business Day on which the conditions precedent set forth in Article V hereof have been satisfied or waived (other than the conditions precedent that are not capable of being satisfied until the Closing, but subject to the satisfaction or waiver of those conditions), or (b) if the Company Interest (or all or substantially all of the Company's assets) has been transferred to a DOJ Trust pursuant to Section 7.7, on a date to be mutually agreed by the parties, which date shall not be later than the fifth business day after the day on which the last condition precedent set forth in Article V (other than such other conditions precedent that are not capable of being satisfied until the Closing, but subject to the satisfaction or waiver of those conditions) is satisfied or waived, or (c) on such other date as may be mutually agreed upon in writing by the parties. The date of the Closing is referred to herein as the "Closing Date." If the Closing extends over more than one
               ------------
consecutive day, the Closing Date shall be deemed to have occurred on the last day of the Closing. If the Closing occurs, for purposes of this Agreement, the Closing shall be deemed to have occurred at 12:01 a.m. on the Closing Date.

     2.4  Deliveries and Proceedings at Closing. At the Closing and subject to
          -------------------------------------
the terms and conditions herein contained:

               (a)  Deliveries by PrimeCoPCS. PrimeCoPCS shall deliver (or cause
                    ------------------------
to be delivered) to VA-6LP:

                  (i) an executed instrument for the assignment and assumption of the Company Interest in the form attached hereto as Exhibit B,
                                                                  ---------
duly executed by PrimeCoPCS (the "Company Assignment and Assumption");
                                  ---------------------------------

                  (ii) written evidence of FCC approval of PrimeCoPCS's and VA-6LP's application to transfer control of the Company FCC Authorizations if necessary under Requirements of Law;

                  (iii) to the extent obtained, the PrimeCoPCS Consents in form and substance reasonably satisfactory to VA-6LP;

                  (iv) unless the Alternative Transaction is consummated, the VA-6 Bill of Sale and such other instruments of assumption as may be necessary or desirable to evidence assumption of the VA-6 Assumed Liabilities;

                  (v) The PrimeCo License Agreement, duly executed by PrimeCo, and unless the Alternative Transaction is consummated, the CFW License Agreement, duly executed by PrimeCo or its Affiliate; and

                  (vi) a FIRPTA certificate as required by Section 1445 of the Code and a completed IRS Form W-9.

            (b)  Deliveries by VA-6LP. VA-6LP shall deliver (or cause to be
                 --------------------
delivered) to PrimeCoPCS:

                  (i) unless the Alternative Transaction is consummated, deeds in recordable form under which VA-6LP warrants title against all Persons lawfully claiming title by, through or under VA-6LP for each parcel of owned real property to be conveyed hereunder duly executed by VA-6LP;

                  (ii) unless the Alternative Transaction is consummated, a Bill of Sale, Assignment and Assumption Agreement in the form attached hereto as Exhibit C, duly executed by VA-6LP (the "VA-6 Bill of Sale"); or if the
                                         -----------------
Alternative Transaction is consummated, an executed instrument for the assignment and assumption of the VA-5 Interest in form and substance mutually satisfactory to PrimeCoPCS and VA-6LP;

                  (iii) unless the Alternative Transaction is consummated, such other instruments and documents of conveyance and transfer, duly executed by VA-6LP and in a form reasonably satisfactory to PrimeCoPCS, as shall be necessary and effective to transfer, convey and assign to, and vest in, PrimeCoPCS all of VA-6LP's right, title and interest in and to the VA-6 Assets, including without limitation, (A) good and valid title in and to all of the VA-6 Assets owned by VA-6LP, (B) good and valid leasehold interests in and to all of the VA-6 Assets leased by VA-6LP as lessee, and (C) all of VA-6LP's rights under all agreements, contracts, commitments, leases, licenses, plans, bids, quotations, proposals, instruments and other documents included in the VA-6 Assets to which VA-6LP is a party or by which it has rights on the Closing Date, in all cases, subject to
Section 2.5(a) below;

                  (iv) unless the Alternative Transaction is consummated, title certificates to any owned motor vehicles included in the VA-6 Assets duly executed by VA-6LP (together with any other forms necessary to transfer title to such vehicles);

                  (v) unless the Alternative Transaction is consummated, possession of the VA-6 Assets, including all of the assignable agreements, contracts, commitments, leases, plans, bids, quotations, proposals, instruments, data bases (whether in the form of computer tapes or otherwise), price books and price lists, Inventory, customer and subscriber lists, supplier lists, sales records, files, correspondences, and other documents, books, records, papers, files, office supplies and data belonging to VA-6LP which are part of the VA-6 Assets;

                  (vi) the Cash Component in accordance with Section 2.1(b), by wire transfer of immediately available funds to such account(s) as PrimeCoPCS shall designate not later than two Business Days prior to the Closing Date;

                  (vii) unless the Alternative Transaction is consummated, written evidence of FCC approval of PrimeCoPCS's and VA-6LP's application to transfer control of the VA-6 FCC Authorizations if necessary under Requirements of Law;

                  (viii) to the extent obtained, the VA-6 Consents in form and substance reasonably satisfactory to PrimeCoPCS;

                  (ix) the Company Assignment and Assumption, duly executed bY VA-6LP;

                  (x) the PrimeCo License Agreement, duly executed by CFW or its Affiliate, and unless the Alternative Transaction is consummated, the CFW License Agreement, duly executed by CFW; and

                  (xi) a FIRPTA certificate as required by Section 1445 of the Code and a completed IRS Form W-9.

            (c)  Other Deliveries. The parties hereto shall also deliver to each
                 ----------------
other the agreements, closing certificates and other documents and instruments required to be delivered pursuant to this Agreement.

     2.5  Regarding Consents.
          ------------------

            (a) To the extent that VA-6LP's rights under any contract forming part of the VA-6 Assets, any VA-6 Authorization or any other VA-6 Asset to be assigned to PrimeCoPCS hereunder, may not be assigned without the consent of any Person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful. VA-6LP, at its expense, shall use all commercially reasonable efforts to obtain all such required consents as promptly as possible. If any consent shall not be obtained or if any attempted assignment would be ineffective or would impair PrimeCoPCS's rights under the asset in question so that PrimeCoPCS would not acquire the benefit of all such rights, VA-6LP, to the maximum extent permitted by law and the applicable asset, shall act after the Closing as PrimeCoPCS's agent in order to preserve and obtain for PrimeCoPCS the benefits thereunder and shall cooperate, to the maximum extent permitted by law and the applicable asset, with PrimeCoPCS in any other reasonable arrangement designed to provide such benefits to PrimeCoPCS. Further, VA-6LP shall continue after the Closing to use all commercially reasonable efforts to obtain any such consent, at the expense of VA-6LP. To the extent preparation by VA-6LP of any information or reports is required under this Section 2.5(a), the parties will mutually agree as to the allocation of costs of such preparation. PrimeCoPCS will cooperate with VA-6LP in its efforts under this Section 2.5(a).

          (b) To the extent that the transfer of the Company Interest is deemed to constitute an assignment of the Company's rights under any contract to which the Company is a party or any Company Authorization or any other asset of the Company, other than any contract, Company Authorization or other asset which the Company is entitled pursuant to the terms of this Agreement to terminate or Distribute prior to the Closing Date, and such contract, Company Authorization or other asset may not be assigned without the consent of any Person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful. PrimeCoPCS, at its expense, shall use all commercially reasonable efforts to obtain all such required consents as promptly as possible. If any consent shall not be obtained or if any attempted assignment would be ineffective or would impair VA-6LP's rights under the asset in question so that VA-6LP would not acquire the benefit of all such rights, PrimeCoPCS, to the maximum extent permitted by law and the applicable asset, shall act after the Closing as VA-6LP's agent in order to preserve and obtain for VA-6LP the benefits thereunder and shall cooperate, to the maximum extent permitted by law and the applicable asset, with VA-6LP in any other reasonable arrangement designed to provide such benefits to VA-6LP. Further, PrimeCoPCS shall continue after the Closing to use all commercially reasonable efforts to obtain any such consent, at the expense of PrimeCoPCS. To the extent preparation by PrimeCoPCS of any information or reports is required under this Section 2.5(b), the parties will mutually agree as to the allocation of costs of such preparation. VA-6LP will cooperate with PrimeCoPCS in its efforts under this Section 2.5(b).

               (c)  Except as set forth on Schedule 2.5(c), PrimeCo obtained all
                                           ---------------
required consents and approvals to transfer the Transferred Assets to the Company. To the extent that any such consent or approval was not obtained, PrimeCoPCS, at its expense, shall use all commercially reasonable efforts to obtain such required consent as promptly as possible. If any consent shall not be obtained, PrimeCoPCS, to the maximum extent permitted by law and the applicable asset, shall act after the Closing to obtain the benefits thereunder and shall cooperate, to the maximum extent permitted by law and the applicable asset, with VA-6LP in any other reasonable arrangement designed to provide such benefits to VA-6LP. Further, PrimeCoPCS shall continue after the Closing to use all commercially reasonable efforts to obtain any such consent, at the expense of PrimeCoPCS.

               (d) Notwithstanding the foregoing Sections 2.5(a), 2.5(b) and 2.5(c), PrimeCoPCS and VA-6LP shall share equally the filing fees associated with making all requisite applications with the FCC (or the State Commissions, if any) for consent to the transactions contemplated by this Agreement, but not any legal or other fees, costs and expenses related thereto, it being understood and agreed that each party shall be responsible for all such other fees, costs and expenses incurred by or on behalf of it under Section 2.5(a), 2.5(b) and 2.5(c).

               (e) The provisions of this Section 2.5 shall survive for one year following the Closing Date.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

     3.1  Representations and Warranties of PrimeCoPCS. PrimeCoPCS represents
          --------------------------------------------
and warrants to VA-6LP as follows:

          3.1.1  PrimeCoPCS Existence. PrimeCoPCS is a duly formed, validly
                 --------------------
existing entity, and is in good standing under the laws of Delaware. PrimeCoPCS has the requisite power, authority and legal right to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by PrimeCoPCS of this Agreement and all other Transaction Documents have been duly authorized by all necessary action on the part of PrimeCoPCS. As used herein, the term "Transaction Documents" means this
                                              ---------------------
Agreement, the Employee Transfer Agreement and the Transition Services Agreement and all other agreements, documents and instruments required to be executed by PrimeCoPCS or VA-6LP in accordance with the provisions of this Agreement. This Agreement has been, and the other Transaction Documents have been, or when executed will be, duly executed and delivered by PrimeCoPCS, and this Agreement constitutes, and the other Transaction Documents do or will when executed and delivered constitute, the legal, valid and binding obligations of PrimeCoPCS, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally, and except that the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          3.1.2  The Company's Existence and Qualification. The Company is a
                 -----------------------------------------
limited liability company duly formed, validly existing, and in good standing under the laws of Delaware and has all power and authority to carry on the Company Businesses as now conducted. The Company is duly qualified to do business as a foreign limited liability company in the Commonwealth of Virginia and the State of North Carolina, which are the only jurisdictions where such qualification is required. Schedule 3.1.2 is a true and correct copy of the
                           --------------
Company Agreement. The Company Interest is not evidenced by any certificate or document other than the Company Agreement.

          3.1.3  Compliance with Law; Authorizations.
                 -----------------------------------

                 (a)  Except as disclosed on Schedule 3.1.3(a), the Company and
                                             -----------------
PrimeCo have complied in all material respects with, and the Company is not in a material violation of, any Requirement of Law of a Governmental Authority to which the Company Businesses are subject, including, without limitation, rules, regulations or orders of the FCC and any applicable State Commission. The Company FCC Authorizations are listed on Schedule 3.1.3(a).
                                         -----------------

                 (b)  Except as disclosed on Schedule 3.1.3(b), the Company
                                             -----------------
Authorizations are the only Authorizations which are necessary for the Company to own, operate or construct the Company Businesses. Each of the Company Authorizations is in full force and effect, is validly and exclusively held by the Company, is free and clear of any legal disqualifications, conditions or other restrictions (other than those routinely imposed in conjunction with such Authorizations), and is free and clear of all Liens except for Permitted Company Liens. Except as set forth on Schedule 3.1.4,
                                                                 --------------
there are no existing applications, petitions to deny or complaints or proceedings pending before the FCC, or any of the State Commissions, or any other tribunal or regulatory agency relating to the Company Authorizations or the Company Businesses (other than proceedings affecting the wireless telecommunications industry generally). The Company is not in default, nor has it or PrimeCo received any notice of any claim of default, with respect to any of the Company Authorizations, and no event has occurred with respect to any of the Company Authorizations which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any impairment of the rights of the holder of any Company Authorizations. The Company and PrimeCo have paid all state and federal fees, charges and assessments relating to the Company FCC Authorizations, including, but not limited to, FCC regulatory fees and universal service contributions.

          3.1.4  Litigation.
                 ----------

                 (a)  Except as set forth in Schedule 3.1.4, and except for
                                             --------------
proceedings affecting the wireless telecommunications industry generally, there is no litigation, arbitration, investigation or other proceeding of or before any Governmental Authority pending against the Company, or against any Affiliate of the Company and relating to the Company Businesses, nor to the Knowledge of PrimeCoPCS is any such litigation, arbitration, investigation or other proceeding threatened against the Company or its Affiliates the result of which, alone or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. Except for proceedings affecting the wireless telecommunications industry generally, there is no litigation, arbitration, investigation or other proceeding, or injunction or final judgment relating thereto, pending against the Company, or, to the Knowledge of PrimeCoPCS, is any such litigation, arbitration, investigation or other proceeding threatened against the Company before any Governmental Authority, including, without limitation, the FCC or any of the State Commissions, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and, to the Knowledge of PrimeCoPCS, no investigation that might result in any such suit, action or proceeding is pending or threatened. Neither the Company nor PrimeCo is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Authority which would reasonably be expected to have a Company Material Adverse Effect.

                 (b)  Schedule 3.1.4 lists all civil fines, penalties, and any
                      --------------
orders, writs, judgments, injunctions, decrees, determinations, or other awards of any Governmental Authority which have been imposed or levied against the Company, together with all settlements by the Company of any legal claims actually brought or threatened against the Company, or against any Affiliate of the Company and relating to the Company Businesses, from January 1, 1998, other than individual claims, or series of related claims, for monetary damages which in each case involve an amount of less than $100,000.

          3.1.5  Contracts and Other Agreements.
                 ------------------------------

               (a)  Except as listed and described in Schedule 3.1.5(a), the
                                                      -----------------
Company is not a party and no Affiliate of PrimeCoPCS is a party to any of the following agreements, whether written or oral, express or implied, relating exclusively to the operation of the Company Businesses, which will continue to bind or impose any liability on the Company after the Closing Date:

                       (i) agreement, contract, lease or commitment, or series of related agreements, contracts, leases or commitments, other than roaming agreements, which involves an amount in excess of $100,000 on an annual basis;

                       (ii) agreement, contract or commitment limiting or restraining the Company from engaging in any business or pursuing any strategic initiative or competing in any manner nor, to the Knowledge of PrimeCoPCS, is any Company Available Employee subject to any such agreement;

                       (iii) license or other agreement which relates in whole or in part to any software, patent, trademark, trade name, service mark or copyright owned by any Person other than the Company or PrimeCo, other than software programs which are generally commercially available;

                       (iv) interconnection agreement or contour extension agreement, other than those entered into in the ordinary course of business;

                       (v)    management agreement;

                       (vi) confidentiality or non-disclosure agreement pursuant to which the Company has agreed to keep confidential and/or not to use or disclose information obtained from any other Person other than those entered into in the ordinary course of the Company Businesses;

                       (vii) agreement, contract, commitment or arrangement with any labor union or other representative of employees;

                       (viii) commission, reseller, distributorship or sales agency agreement, contract or commitment;

                       (ix) agreement, contract, lease or commitment with respect to the ownership or leasing of cell sites, space on towers, switches or store locations; or

                       (x) other material agreement, contract or commitment not made in the ordinary course of operation of the Company Businesses consistent with past practice.

               (b) Each of the agreements, contracts, commitments, leases, plans and other instruments, documents and undertakings required to be listed in
Schedule 3.1.5(a) in response to the foregoing (collectively, "Company
-----------------                                              -------
Contracts") is in full force and effect, and is a valid, legal and binding
---------
obligation of the Company and, to the Knowledge of PrimeCoPCS, any other party thereto, enforceable against the Company and, to the Knowledge of PrimeCoPCS, against any other party thereto in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The Company is not, and to the Knowledge of PrimeCoPCS no other party thereto is, in default in the performance, observance or fulfillment of any material obligation, covenant or condition contained in the Company Contracts, and no event caused by, relating to or affecting the Company or any of its Affiliates has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default by the Company thereunder, and to the Knowledge of PrimeCoPCS, no event caused by, relating to or affecting any other party thereto has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default by such other party thereunder.

          3.1.6  Validity of Contemplated Transactions, Etc. Upon the receipt of
                 -------------------------------------------
requisite consents, approvals and Authorizations from the FCC and other Governmental Authorities as described in Section 4.3, compliance with any applicable requirement of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") for the sale of the Company Interest to VA-6LP
                       -------
and the sale of the VA-5 Partnership Interest and the VA-6 Assets and VA-6 Liabilities to PrimeCoPCS, and the receipt of the consents set forth on Schedule
                                                                        --------
3.1.6 (the "PrimeCoPCS Consents"), the transfer of the Company Businesses by
-----       -------------------
PrimeCo to the Company and the execution, delivery and performance of this Agreement and the other Transaction Documents by PrimeCoPCS do not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other Person under, (a) the charter and other organizational documents of PrimeCoPCS or the Company, including the Company Agreement, (b) any existing Requirement of Law to which PrimeCoPCS, the Company or any of the Company Businesses is subject, (c) any judgment, order, writ, injunction, decree or award of any Governmental Authority or any other Governmental Order which is applicable to PrimeCoPCS or the Company, or (d) any Company Contract or Company Authorization, or give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of the Company thereunder. Except as aforesaid, no Authorization and no filing or notification with any Governmental Authority or any counterparty to any Company Contract or any other Person is required in connection with the execution, delivery or performance of this Agreement or the Transaction Documents or the consummation of the transactions contemplated hereby by PrimeCoPCS, other than post-Closing notifications required by the FCC.

          3.1.7  Taxes. Except as set forth on Schedule 3.1.7:
                 -----                         --------------

          There are no Liens with respect to Taxes upon any of the assets or properties of the Company, other than with respect to Taxes not yet due and payable. All Tax Returns required to be filed by or with respect to the Company or the Company Businesses have been timely filed in accordance with applicable law, all such Tax Returns are complete and correct in all material respects, and the Company or PrimeCo has timely paid all Taxes shown thereon as due or that have been asserted in writing by any Governmental Authority to be due (whether or not shown on any Tax Return). There are no unpaid Taxes due and payable the non-payment of which could become a Lien upon, or otherwise could adversely affect, the Company or any of its assets or the use thereof or could cause VA-6LP to incur any liability. None of the Transferred Assets is subject to a "safe harbor lease" under Section 168(f)(8) of the Internal Revenue Code, as amended before the Tax Reform Act of 1984. There is no currently pending audit or administrative or judicial proceeding with respect to Taxes of the Company. The Company is a disregarded entity for federal income Tax purposes and has never made or been subject to (and PrimeCoPCS shall not cause the Company to make or become subject to) an election under Treasury Regulation
(S) 1.7701-3 to be treated as a corporation for federal income Tax purposes.

               3.1.8  Environmental Matters. Except as set forth in Schedule
                      ---------------------                         --------

3.1.8:
-----

                      (a) All material Environmental Permits (as defined below) required pursuant to any Environmental Law (as defined below) for operation of the Company Businesses (i) have been obtained by the Company and (ii) are currently in full force and effect. PrimeCoPCS will use commercially reasonable efforts to cooperate with VA-6LP in seeking to obtain for the Company the continued benefit of all such Environmental Permits. Neither PrimeCoPCS nor any of its Affiliates has been notified by any relevant Governmental Authority that any existing material Environmental Permit relating to the Company Businesses will be suspended, canceled or revoked, or cannot be renewed. The Company is in compliance in all material respects with all Environmental Permits required pursuant to any Environmental Law for operation of the Company Businesses.

                      (b) The Company is in compliance in all material respects with all Environmental Laws. To PrimeCoPCS's Knowledge there are no events, conditions, circumstances, activities, practices, incidents, actions or plans in any way related to the Company Businesses which will, or would reasonably be expected to, give rise to any material Environmental Claim (as defined below).

                       (c) There is no material civil, criminal or administrative action, suit, demand, Environmental Claim, hearing, notice or demand letter, notice of violation, investigation known to PrimeCoPCS, or proceeding pending against the Company or, to the Knowledge of PrimeCoPCS, threatened against the Company relating in any way to any Environmental Permit or any applicable Environmental Law or any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

                      (d) Any underground storage tank owned or operated as part of the Company Businesses is in compliance in all material respects with Environmental Law.

                      (e)  As used herein:

          "Environmental Claims" means any and all administrative or judicial
           --------------------
actions, suits, orders, claims, Liens, notices, violations or proceedings related to any applicable Environmental Law or any Environmental Permit brought, issued or asserted by: (i) a Governmental Authority for compliance, damages, penalties, removal, response, remedial or other action pursuant to any applicable Environmental Law or Environmental Permit; or (ii) a third party seeking damages, contribution, remediation or other action for personal injury or property damage resulting from the release of a Hazardous Material at, to or from any facility of the Company or any real property upon which any current facility of the Company is located or upon which the Company Businesses are operated.

          "Environmental Laws" means all applicable federal, state and local
           ------------------
laws, statutes, ordinances, codes, rules and regulations related to protection of the environment and/or the handling, presence, use, generation, treatment, storage, transportation, release, discharge, emission or disposal of Hazardous Materials in effect on or before the Closing Date.

          "Environmental Permits" means all permits, licenses, approvals,
           ---------------------
authorizations, or consents required by any Governmental Authority under any applicable Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

          "Hazardous Material" means any hazardous or toxic substance, material
           ------------------
or waste which is regulated as of the Closing Date by any Governmental Authority, including, without limitation, any material or substance that is:
(i) defined as a "hazardous substance" under applicable state law; (ii) petroleum; (iii) asbestos; (iv) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act, as amended, 33 U.S.C.
(S)1251 et seq. (33 U.S.C. (S)1321); (v) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S)6901 et seq. (42 U.S.C. (S)6903); (vi) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. (S)9601 et seq.;
(vii) defined as a "regulated substance" pursuant to Section 9001 of the Federal Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S)6901 et seq. (42 U.S.C. (S)6991); or (viii) otherwise regulated under the Toxic Substances Control Act, 15 U.S.C. (S)2601, et seq., the Clean Air Act, as amended, 42 U.S.C. (S)7401, et seq., the Hazardous Materials Transportation Act, as amended, 49 U.S.C. (S)1801, et seq., or the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. (S)136, et seq.

          3.1.9  Title; Real and Personal Property.
                 ---------------------------------

                 (a) The Company has good, valid and marketable or saleable title, as applicable, to all of its material properties and assets, real, personal and mixed, which it purports to own (other than leased properties), including without limitation all properties and assets reflected in the Company Current Balance Sheet and not sold, retired or otherwise disposed of since the date thereof in the ordinary course of the Company Businesses consistent with past practices, free and clear of all Liens, and other encumbrances and defects of title of any nature whatsoever, except for (i) Liens for current real or personal property taxes not yet due and payable, (ii) Liens Disclosed in
Schedule 3.1.9(a) attached hereto and (iii) Liens, such as utility easements,
-----------------
mechanics' liens, landlord liens and the like, that are immaterial in character, amount and extent, and which do not detract from the value or interfere with the present use of the assets or properties they affect (the "Permitted Company
                                                          -----------------
Liens").
-----

                 (b)  Schedule 3.1.9(b) lists all real property and interests in
                      -----------------
real property, owned, leased or otherwise held by the Company.

                  (c)  Except as set forth on Schedule 3.1.9(c), PrimeCoPCS has
                                             -----------------
good, valid and marketable or saleable title to the Company Interest to be conveyed hereby free and clear of all Liens, and no current or former member nor any other Person is contesting the rights of PrimeCoPCS or its predecessors in interest relating to the Company Interest or any Distributions or contributions relating thereto. The Company Interest represents PrimeCoPCS's entire right, title and interest in and to the Company, and represents 100% of the equity interests in the Company.

          3.1.10  Condition of Tangible Assets. The buildings, structures,
                  ----------------------------
facilities, equipment and other items of tangible property and assets (excluding Inventory) of the Company, taken as a whole, are in all material respects in satisfactory operating condition and repair, subject to normal wear and maintenance, are useable in the regular and ordinary course of the Company Businesses consistent with past practice, and conform in all material respects to all applicable Requirements of Law. No Person other than the Company owns any equipment or other tangible assets or properties situated on the premises of the Company except for the leased and other items disclosed on Schedule 3.1.10.
                                                           ---------------

          3.1.11  Accounts Receivable. Except as set forth on Schedule 3.1.11,
                  -------------------                         ---------------
the accounts receivable as set forth on the Company Current Balance Sheet or arising since the date thereof have arisen only in the ordinary course of business out of performance of services or bona fide sales and deliveries of goods. To the Knowledge of PrimeCoPCS, there exist no facts or circumstances (other than general economic conditions) that are likely to result in any material increase in the uncollectibility of accounts receivable. Schedule
                                                                  --------
3.1.11 also includes a correct and complete listing as of March 31, 2000 of
------
accounts and notes receivable due the Company from customers which have been outstanding for: (i) 30 days or less; (ii) more than 30 but less than 61 days;
(iii) more than 60 days but less than 91 days; and (iv) more than 90 days.

          3.1.12  Inventory. The Inventory of the Company held on the Closing
                  ---------
Date shall (a) be acquired and maintained in accordance with the regular business practices of PrimeCo, (b) consist substantially of items of a quality useable or saleable in the ordinary course of the Company Businesses consistent with PrimeCo's past practice, and (c) be owned by the Company free and clear of all Liens.

          3.1.13  Material Changes. Except as disclosed on Schedule 3.1.13,
                  ----------------                         ---------------
since the date of the Company Current Balance Sheet:

                  (a) neither the Company nor PrimeCo has discharged or satisfied any Lien or paid any liabilities, in each case other than in the ordinary course of the operation of the Company Businesses consistent with past practice, or failed to pay or discharge when due any liabilities, in each case for which the failure to pay or discharge has caused or would reasonably be expected to have a Company Material Adverse Effect;

                  (b) neither the Company nor PrimeCo has sold, encumbered, assigned or transferred any assets or properties which the Company purports to own as of the date of the Company Current Balance Sheet or on any date since such date, except in the ordinary course of the operation of the Company Businesses consistent with past practice;

                  (c) the Company has not incurred any indebtedness for borrowed money or subjected any of the assets or properties that it purports to own to any Lien, except for Permitted Company Liens;

                  (d) neither the Company nor PrimeCo has made or suffered any amendment or termination of any agreement, contract, commitment or lease to which it is a party or by which it is bound, or canceled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of the Company Businesses, except for any amendment, termination, cancellation, modification or waiver which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect;

                  (e) neither the Company nor PrimeCo has changed any of the accounting principles followed by it or the methods of applying such principles; the Company has not entered into any transaction other than in the ordinary course of the operation of the Company Businesses consistent with past practices;

                  (g) neither the Company nor PrimeCo has granted or otherwise committed to make any increase in the compensation of the PrimeCo Available Employees, except normal merit or promotional increases;

                  (h) the Company has not admitted any member or Distributed or otherwise conveyed any of its property to any of its members or declared an intention to do so (except as specifically contemplated in or permitted by this Agreement);

                  (i) the Company has not dissolved or taken any action to do so;

                  (j) neither the Company nor PrimeCo has agreed, orally or in writing, or granted any other Person an option, to do any of the things specified in subparagraphs (a) through (h) above; or

                  (k)  the Company has not suffered any Material Adverse Change.

          3.1.14  Assets Necessary to Conduct of Company Businesses. Except for
                  -------------------------------------------------
the Authorizations, rights, assets and property set forth on Schedule 3.1.14
                                                             ---------------
(including, without limitation, those which are described by category on
Schedule 3.1.14), the Company owns or holds all Authorizations, rights, assets
---------------
and property necessary to the conduct of the Company Businesses by VA-6LP materially in the manner conducted during the 12 month period preceding the date of this Agreement. Except as described or referred to in Schedule 3.1.14 and
                                                         ---------------
except for assets which have been or are after the date of this Agreement disposed of as contemplated by Section 3.1.13 or 4.1.1, the Transferred Assets constitute all of the assets owned by PrimeCo and its Affiliates which were used in the Company Businesses as of immediately prior to the transfer of such assets to the Company.

          3.1.15  Intellectual Property Matters. Except as disclosed on Schedule
                  -----------------------------                         --------
3.1.15, (a) to the Knowledge of PrimeCoPCS, the Company and its Affiliates own,
------
or possess licenses or other valid rights to use, all of the Intellectual Property necessary for the conduct of the

Company Businesses as currently conducted, and (b) there are no claims or suits pending or, to the Knowledge of PrimeCoPCS, threatened, alleging that the activities of the Company or the conduct of the Company Businesses infringes upon the Intellectual Property of a third party, or challenging the ownership, validity or enforceability of any Intellectual Property necessary for the conduct of the Company Businesses as currently conducted; and (c) to the Knowledge of PrimeCoPCS, no Person is infringing upon any Intellectual Property of the Company.

          3.1.16  Books of Account; Financial Statements. The books of account
                  --------------------------------------
and related records of the Company fairly reflect in reasonable detail the assets, liabilities and transactions of the Company. The Company has not engaged in any transaction or used funds of the Company, except for transactions and funds which have been and are reflected in its normally maintained books and records. Schedule 3.1.16 sets forth for the Company BTAs, audited balance sheets
         ---------------
at December 31, 1998 and December 31, 1999 and statements of operations for the years ended December 31, 1997, December 31, 1998 and December 31, 1999. The financial statements described in this Section are referred to herein as the "Company Financial Statements" and the balance sheet at December 31, 1999 is
 ----------------------------
referred to herein as the "Company Current Balance Sheet. "The Company Financial
                           -----------------------------
Statements (i) are in accordance with the books and records of the Company and
(ii) fairly present the financial position of the Company Businesses as of their respective dates and the results of their operations for the periods covered thereby and have been prepared in accordance with GAAP applied on a basis consistent with PrimeCo's past practice. The principal accounting methodologies and principles used in preparing the Company Financial Statements, including, but not limited to, allocations of corporate overhead and other expenses arising from transactions with Affiliates, are consistent with the methodologies and principles generally used by PrimeCo in preparing the financial statements for the other BTAs controlled by it prior to December 31, 1999.

          3.1.17  No Interest in Other Entities. No shares of any corporation or
                  -----------------------------
any ownership or other investment interest, either of record, beneficially or equitably, in any association, partnership, joint venture or other Person are included in the assets of the Company.

          3.1.18  Availability of Documents. PrimeCoPCS has made available to
                  -------------------------
VA-6LP copies of all documents listed in the Schedules hereto, except for the contracts listed on Schedule 3.1.18 hereto, which are subject to confidentiality
                    ---------------
provisions in favor of third parties. Such copies are complete and accurate and include all amendments, supplements and modifications thereto or waivers currently in effect thereunder.

          3.1.19  Brokers or Finders. Except as set forth on Schedule 3.1.19,
                  ------------------                         ---------------
for which obligation PrimeCoPCS shall be responsible, PrimeCoPCS has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees or agents commissions or other similar payments in connection with this Agreement or the transactions contemplated hereby.

          3.1.20  Mobile Telephone Numbers; Form of Agreements. As of December
                  --------------------------------------------
31, 1999, the aggregate number of active mobile telephone numbers in service provided by the Company Businesses was approximately 79,000. Schedule 3.1.20
                                                             ---------------
sets forth (a) a listing of the standard rate plans being offered by the Company as of the date of this Agreement; (b) a description of the products and services being provided to subscribers of the Company as of the date of this Agreement; and (c) copies of the standard forms of subscriber agreements in use as of the date of this Agreement at the Company's retail stores located in the Company BTAs or offered over the Internet.

          3.1.21  Labor Relations. Except as set forth on Schedule 3.1.21: (a)
                  ---------------                         ---------------
no employee of the Company nor any PrimeCo Available Employee is represented by any labor union or other labor organization; (b) there is no unfair practice complaint against the Company pending or, to the Knowledge of PrimeCoPCS, threatened before the National Labor Relations Board; (c) there is no labor strike, dispute, slowdown, or stoppage actually pending or, to the Knowledge of PrimeCoPCS, threatened against or involving the Company; (d) there is no grievance or arbitration pending or, to the Knowledge of PrimeCoPCS, threatened against the Company regarding unfair labor practices or collective bargaining;
(e) no private agreement expressly prohibits the Company from relocating, closing or terminating any of the operations or facilities of its business; (f) neither the Company nor PrimeCo has in the past three years experienced any work stoppage or other labor difficulty; (g) to the Knowledge of PrimeCoPCS, no organizational effort is being made or is threatened by or on behalf of any labor union with respect to employees of the Company or PrimeCo Available Employees; and (h) the Company is not a party to or currently bound by any employment agreement.

          3.1.22  Employee Benefit Plans.
                  ----------------------

                  (a) Each Employee Plan maintained or sponsored by, or contributed to by, the Company or PrimeCoPCS or any ERISA Affiliate of the Company or PrimeCoPCS which covers any employee of the Company, PrimeCoPCS or any ERISA Affiliate of either of them or any PrimeCo Available Employee or any employee of PrimeCoPCS (the "PrimeCo Employee Plans") has been maintained and
                             ----------------------
operated in all material respects in conformity with all applicable laws, including but not limited to the Code and the Employee Retirement Income Security Act of 1974 , as amended ("ERISA"), and in accordance with the terms of
                                    -----
such Plan. For purposes of this Agreement, (x) "Employee Plan" means (i) any
                                                -------------
"employee benefit plan," as defined in Section 3(3) of ERISA, and any other employee benefit arrangement or payroll practice, including, without limitation, any bonus plan, consulting, employment or other compensation agreement, incentive, equity or equity-based compensation, or deferred compensation arrangement, stock purchase, severance pay, sick leave, vacation pay, salary continuation for disability, hospitalization, medical insurance, life insurance, scholarship program, and (ii) any "employee pension plan", as defined in Section 3(2) of ERISA, subject to Title IV of ERISA or Section 412 of the Code and (y) "ERISA Affiliate" means any entity or trade or business (whether or not
 ---------------
incorporated) which, together with the subject Person, would be treated as a single employer or under common control under Section 414 of the Code or Section 4001 of ERISA and any general partnership of which any such entity is or has been a general partner.

                  (b) Neither the Company, PrimeCoPCS nor any ERISA Affiliate of the Company or of PrimeCoPCS has sponsored, contributed to, or had an obligation to contribute to (i) a multiemployer plan, as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 4.4(f) of the Code; (ii) a multiple employer plan subject to Sections 4063, 4064 or 4066 of ERISA or Section 413(c) of the Code; or (iii) a multiple employer welfare arrangement, as defined in
Section 3(40) of ERISA.

                  (c)  Schedule 3.1.22(c) sets forth the name and general
                       ------------------
description of each of the PrimeCo Employee Plans and indicates whether such Plan has been terminated. To the extent requested by VA-6LP, PrimeCoPCS has made available to VA-6LP true, complete and correct copies of the PrimeCo Employee Plan documents, summary plan descriptions and related documents listed on
Schedule 3.1.22(c).
------------------

                  (d)  The PrimeCo Employee Plans intended to qualify under
Section 401 of the Code are so qualified and the trusts maintained pursuant thereto are exempt from federal income taxation under Section 501 of the Code, and nothing has occurred with respect to the operation of such PrimeCo Employee Plans which could cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code.

                  (e) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under any of the PrimeCo Employee Plans or by law (without regard to any waivers granted under Section 412 of the Code) to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extension), and all contributions for any period ending on or before December 31, 1999 which are not yet due will have been paid no later than the earlier of (i) May 31, 2000 or (ii) the time prescribed by law for filing the applicable Tax Returns in which such contributions would be deductible (including any valid extension). No accumulated funding deficiencies (whether or not waived) exist in any PrimeCo Employee Plan and no ERISA Affiliate has an outstanding funding waiver. Neither the Company nor any of its subsidiaries has provided, or is required to provide, security to any Employee Plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

                  (f) Except as specifically set forth in this Agreement or in the Employee Transfer Agreement, no event has occurred nor shall any event occur as a result of the transactions contemplated by this Agreement and to the Knowledge of PrimeCoPCS there exists no condition or set of circumstances which will result in the imposition upon VA-6LP or any Affiliate of VA-6LP of any liability directly or indirectly attributable to or relating to the PrimeCo Employee Plans including, without limitation, liability under the Code, ERISA or other applicable law.

                  (g) There is no material violation of ERISA with respect to the filing of applicable reports, documents and notices regarding the PrimeCo Employee Plans with the Secretary of Labor and the Secretary of the Treasury or the furnishing of such documents to the participants or beneficiaries of the PrimeCo Employee Plans.

                  (h)  Except as set forth on Schedule 3.1.22(h), there are no
                                              ------------------
pending actions, claims or lawsuits which have been asserted or instituted against the PrimeCo Employee Plans, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the PrimeCo Employee Plans with respect to the operation of such plans (other than routine benefit claims), nor does PrimeCoPCS or any of its Affiliates have Knowledge of any threatened litigation or of facts which could form the basis for any such claim or lawsuit.

                  (i) Neither the Company, PrimeCoPCS, any ERISA Affiliate of the Company or PrimeCoPCS nor any "party in interest" or "disqualified person" with respect to the PrimeCo Employee Plans has engaged in a non-exempt "prohibited transaction" within the meaning of Section 4975 of the Code or
Section 406 of ERISA. No fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any PrimeCo Employee Plan.

                  (j) The PrimeCo Employee Plans provide for post-employment life or health insurance, benefits or coverage for certain participants or beneficiaries of participants as specified on Schedule 3.1.22(j). The Company
                                              ------------------
and any ERISA Affiliate which maintains a "group health plan" within the meaning
Section 5000(b)(1) of the Code has complied and will comply in all material respects with respect to PrimeCo Available Employees with the notice and continuation requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (and any similar state law), Section 4980B of the Code, and
Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder.

                  (k) Neither the assets of the Company nor the Company Interest are or shall be subject to any Lien under Section 302(f) of ERISA or
Section 412 of the Code with respect to any PrimeCo Employee Plan.

          3.1.23  Insurance. The Company and its property are covered by
                  ---------
adequate insurance. All insurance policies are in full force and effect in accordance with their terms, and no notice of cancellation of such polices has been received.

          3.1.24  No Undisclosed Liabilities. Except as set forth on Schedule
                  --------------------------                         --------
3.1.24, the Company has no liabilities, whether accrued, contingent, absolute,
------
determined, determinable or otherwise, except:

                  (a) liabilities in respect of Company Authorizations and Company Contracts (none of which arise from a breach thereof);

                  (b) liabilities of a type which are covered by the representations and warranties contained in Section 3.1 which are either (i) disclosed in the Schedules hereto or (ii) are not required to be disclosed in a Schedule because of qualifications contained in such representations and warranties;

                  (c) liabilities disclosed on the Company Current Balance Sheet (including the notes thereto) and not heretofore paid or discharged;

                  (d) liabilities incurred, consistent with the past business practice of the Company Businesses, in or as a result of the normal and ordinary course of the business of the Company since the date of the Company Current Balance Sheet, which would appear on the Closing Date Net Working Capital schedule prepared by PrimeCoPCS; and

                  (e) liabilities to Affiliates of the Company that will be paid or discharged at or before the Closing.

The liabilities described in clauses (a) through (d) of this Section 3.1.24, together with the liabilities set forth on Schedule 3.1.24, are referred to as
                                           ---------------
the "VA-6 Assumed Liabilities."  For purposes of this Section 3.1.24, the term
     ------------------------
"liabilities" shall include any direct or indirect indebtedness, cost, expense or obligation.

          3.1.25 Communications Act. PrimeCoPCS is qualified under the
                 ------------------
Communications Act of 1934, as amended (the "Communications Act"), and all
                                             ------------------
applicable rules and regulations thereunder to be a transferee of control of the VA-6 FCC Authorizations.

     3.2  Representations and Warranties of VA-6LP. VA-6LP represents and
          ----------------------------------------
warrants to PrimeCoPCS as follows:

          3.2.1  VA-6LP Existence, Etc.
                 ----------------------

                 (a) VA-6LP is a duly formed, validly existing entity, and is in good standing under the laws of Virginia. VA-6LP has the requisite power, authority and legal right to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by VA-6LP of this Agreement and all other Transaction Documents have been duly authorized by all necessary action on the part of VA-6LP. This Agreement has been, and the other Transaction Documents have been or will be, duly executed and delivered by VA-6LP, and this Agreement constitutes, and the other Transaction Documents do or will when executed and delivered constitute, the legal, valid and binding obligations of VA-6LP, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally, and except that the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                 (b) VA-6LP is a telephone company or other person holding a certificate of convenience and necessity granted by the Virginia State Corporation Commission authorizing local exchange telephone service, interexchange service, radio common carrier system or a cellular mobile radio communications system; or a person authorized by the FCC to provide commercial mobile service as defined in Section 332(d)(1) of the Communications Act of 1934, as amended, where such service includes cellular mobile radio communications services or personal communications services; or a person holding a certificate issued pursuant to Section 214 of the Communications Act of 1934, as amended, authorizing telephone service; all within the meaning of section 58.1-400.1(D) of the Virginia Code.

          3.2.2  Communications Act. VA-6LP is qualified under the
                 ------------------
Communications Act, and all applicable rules and regulations thereunder to be a transferee of control of the Company FCC Authorizations.

          3.2.3  VA-5 Partnership. The VA-5 Partnership Interest is not
                 ----------------
evidenced by any certificate or document other than the agreement of limited partnership of VA-5 Partnership.

          3.2.4  Compliance with Law; Authorizations.
                 -----------------------------------

                 (a)  Except as disclosed on Schedule 3.2.4(a), VA-6LP has
                                             -----------------
complied in all material respects with, and VA-6LP is not in a material violation of, any Requirement of Law of a Governmental Authority to which VA-6LP or its business is subject, including, without limitation, rules, regulations or orders of the FCC and any applicable State Commission. The VA-6 FCC Authorizations are listed on Schedule 3.2.4(a).
                             -----------------

                 (b)  Except as disclosed on Schedule 3.2.4(b), the VA-6
                                             -----------------
Authorizations are the only Authorizations which are necessary for VA-6LP to own, operate or construct its business. Each of the VA-6 Authorizations is in full force and effect, is validly and exclusively held by VA-6LP, is free and clear of any legal disqualifications, conditions or other restrictions (other than those routinely imposed in conjunction with such Authorizations), and is free and clear of all Liens except for Permitted VA-6 Liens. Except as set forth on Schedule 3.2.5, there are no existing applications, petitions to deny or
   --------------
complaints or proceedings pending before the FCC, or any of the State Commissions, or any other tribunal or regulatory agency relating to the VA-6 Authorizations or the business of VA-6 (other than proceedings affecting the wireless telecommunications industry generally). VA-6LP is not in default, nor has it or any of its Affiliates received any notice of any claim of default, with respect to any of the VA-6 Authorizations, and no event has occurred with respect to any of the VA-6 Authorizations which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any impairment of the rights of the holder of any Company. VA-6LP has paid all state and federal fees, charges and assessments relating to the VA-6 FCC Authorizations, including, but not limited to, FCC regulatory fees and universal service contributions.

          3.2.5  Litigation.
                 ----------

                 (a)  Except as set forth in Schedule 3.2.5, and except for
                                             --------------
proceedings affecting the wireless telecommunications industry generally, there is no litigation, arbitration, investigation or other proceeding of or before any Governmental Authority pending against VA-6LP, or against any Affiliate of VA-6LP and relating to the VA-6 Business, nor to the Knowledge of VA-6LP is any such litigation, arbitration, investigation or other proceeding threatened against VA-6LP or its Affiliates the result of which, alone or in the aggregate, would reasonably be expected to have a VA-6 Material Adverse Effect. Except for proceedings affecting the wireless telecommunications industry generally, there is no litigation, arbitration, investigation or other proceeding, or injunction or final judgment relating thereto, pending against VA-6LP, or, to the Knowledge of VA-6LP, is any such litigation, arbitration, investigation or other proceeding threatened against VA-6LP before any Governmental Authority, including, without limitation, the FCC or any of the State Commissions, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and, to the Knowledge of VA-6LP, no investigation that might result in any such suit, action or proceeding is pending or threatened. Neither VA-6LP nor any of its Affiliates is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Authority which would reasonably be expected to have a VA-6 Material Adverse Effect.

                 (b)  Schedule 3.2.5 lists all civil fines, penalties, and any
                      --------------
orders, writs, judgments, injunctions, decrees, determinations, or other awards of any Governmental Authority which have been imposed or levied against VA-6LP, together with all settlements by VA-6LP of any legal claims actually brought or threatened against VA-6LP from January 1, 1998, other than individual claims, or series of related claims, for monetary damages which in each case involve an amount of less than $100,000.

          3.2.6  Contracts and Other Agreements.
                 ------------------------------

                 (a)  Except as listed and described in Schedule 3.2.6(a),
                                                        -----------------
VA-6LP is not a party and no Affiliate of VA-6LP is a party to any of the following agreements, whether written or oral, express or implied, relating exclusively to the operation of VA-6LP's business, which if included in the VA-6 Assets and VA-6 Liabilities will continue to bind or impose any liability on PrimeCoPCS after the Closing Date:

                         (i)    agreement, contract, lease or commitment, or
series of related agreements, contracts, leases or commitments, other than roaming agreements, which involves an amount in excess of $100,000 on an annual basis;

                         (ii)   agreement, contract or commitment limiting or
restraining VA-6LP from engaging in any business or pursuing any strategic initiative or competing in any manner;

                         (iii)  license or other agreement which relates in
whole or in part to any software, patent, trademark, trade name, service mark or copyright owned by any Person other than VA-6LP, other than software programs which are generally commercially available;

                         (iv)   interconnection agreement or contour extension
agreement, other than those entered into in the ordinary course of business;
(v)  management agreement;

                         (vi)   confidentiality or non-disclosure agreement
pursuant to which VA-6LP has agreed to keep confidential and/or not to use or disclose information obtained from any other Person other than those entered into in the ordinary course of VA-6LP's business;

                         (vii)  agreement, contract, commitment or arrangement
with any labor union or other representative of employees;

                         (viii) commission, reseller, distributorship or sales
agency agreement, contract or commitment;

                         (ix)   agreement, contract, lease or commitment with
respect to the ownership or leasing of cell sites, space on towers, switches or store locations; or

                         (x)    other material agreement, contract or commitment
not made in the ordinary course of operation of VA-6LP's business consistent with past practice.

                 (b) Each of the agreements, contracts, commitments, leases, plans and other instruments, documents and undertakings required to be listed in
Schedule 3.2.6(a) in response to the foregoing (collectively, "VA-6 Contracts")
-----------------                                              --------------
is in full force and effect, and is a valid, legal and binding obligation of VA-6LP and, to the Knowledge of VA-6LP, any other party thereto, enforceable against VA-6LP and, to the Knowledge of VA-6LP, against any other party thereto in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). VA-6LP is not, and to the Knowledge of VA-6LP no other party thereto is, in default in the performance, observance or fulfillment of any material obligation, covenant or condition contained in the VA-6 Contracts, and no event caused by, relating to or affecting VA-6LP or any of its Affiliates has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default by VA-6LP thereunder, and to the Knowledge of VA-6LP, no event caused by, relating to or affecting any other party thereto has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default by such other party thereunder.

          3.2.7  Validity of Contemplated Transactions, Etc. Upon the receipt of
                  ------------------------------------------
requisite consents, approvals and Authorizations from the FCC and other Governmental Authorities as described in Section 4.3, compliance with any applicable requirement of the HSR Act for the sale of the Company Interest to VA-6LP and the sale of the VA-5 Partnership Interest and the VA-6 Assets and VA-6 Liabilities to PrimeCoPCS, and the receipt of the consents set forth on
Schedule 3.2.7 (the "VA-6 Consents"), the execution, delivery and performance of
--------------       -------------
this Agreement and the other Transaction Documents by VA-6LP do not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other Person under, (a) the charter and other organizational documents of VA-6LP or VA-6LP, including the VA-6LP Agreement, (b) any existing Requirement of Law to which VA-6LP or VA-6LP is subject, (c) any judgment, order, writ, injunction, decree or award of any Governmental Authority or any other Governmental Order which is applicable to VA-6LP or VA-6LP, or (d) any VA-6 Contract or VA-6 Authorization, or give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of VA-6LP thereunder. Except as aforesaid, no Authorization and no filing or notification with any Governmental Authority or any counterparty to any VA-6 Contract or any other Person is required in connection with the execution, delivery or performance of this Agreement or the Transaction Documents or the consummation of the transactions contemplated hereby by VA-6LP, other than post-Closing notifications required by the FCC.

          3.2.8  Taxes. Except as set forth in Schedule 3.2.8:
                 -----                         --------------

          There are no Liens with respect to Taxes upon any of the assets or properties of VA-6LP, other than with respect to Taxes not yet due and payable. All Tax Returns required to be filed by or with respect to VA-6LP or the VA-6 Business have been timely filed in accordance with applicable law, all such Tax Returns are complete and correct in all material respects, and VA-6LP has timely paid all Taxes shown thereon as due or that have been asserted in writing by any Governmental Authority to be due (whether or not shown on any Tax Return).
There are no unpaid Taxes due and payable the non-payment of which could become a Lien upon, or otherwise could adversely affect, any of the VA-6 Assets or the use thereof or could cause PrimeCoPCS to incur any liability. None of VA-6LP's assets is subject to a "safe harbor lease" under Section 168(f)(8) of the Internal Revenue Code, as amended before the Tax Reform Act of 1984.

          3.2.9  Environmental Matters. Except as set forth in Schedule 3.2.9:
                 ---------------------                         --------------

                 (a) All material Environmental Permits required pursuant to any Environmental Law for operation of the business of VA-6LP (i) have been obtained by VA-6LP and (ii) are currently in full force and effect. VA-6LP will use commercially reasonable efforts to cooperate with PrimeCoPCS in seeking to obtain for PrimeCoPCS the continued benefit of all such Environmental Permits. Neither VA-6LP nor any Affiliate of VA-6LP has been notified by any relevant Governmental Authority that any existing material Environmental Permit relating to the VA-6 Business will be suspended, canceled or revoked, or cannot be renewed. VA-6LP is in compliance in all material respects with all Environmental Permits required pursuant to any Environmental Law for operation of the business of VA-6LP.

                 (b) VA-6LP is in compliance in all material respects with all Environmental Laws. To VA-6LP's Knowledge there are no events, conditions, circumstances, activities, practices, incidents, actions or plans in any way related to VA-6LP which will, or would reasonably be expected to, give rise to any material Environmental Claim.

                 (c) There is no material civil, criminal or administrative action, suit, demand, Environmental Claim, hearing, notice or demand letter, notice of violation, investigation known to VA-6LP, or proceeding pending against VA-6LP or, to the Knowledge of VA-6LP, threatened against VA-6LP relating in any way to any Environmental Permit or any applicable Environmental Law or any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

                 (d) Any underground storage tank owned or operated by VA-6LP is in compliance in all material respects with Environmental Law.

          3.2.10 Title; Real and Personal Property.
                 ---------------------------------

                 (a) VA-6LP has good, valid and marketable or saleable title, as applicable, to all of its material properties and assets, real, personal and mixed, which it purports to own (other than leased properties), including without limitation all properties and assets reflected in the VA-6 Current Balance Sheet and not sold, retired or otherwise disposed of since the date thereof in the ordinary course of the business of VA-6LP consistent with past practices, free and clear of all Liens, and other encumbrances and defects of title of any nature whatsoever, except for (i) Liens for current real or personal property taxes not yet due and payable, (ii) Liens disclosed in
Schedule 3.2.10(a) attached hereto and (iii) Liens, such as utility easements,
------------------
mechanics' liens, landlord liens and the like, that are immaterial in character, amount and extent, and which do not detract from the value or interfere with the present use of the assets or properties they affect (the "Permitted VA-6
                                                          --------------
Liens").
-----

                 (b)  Schedule 3.2.10(b) lists all real property and interests
                      ------------------
in real property, owned, leased or otherwise held by VA-6LP.

                  (c)  Except as set forth on Schedule 3.2.10(c), VA-6LP has
                                              ------------------
good, valid and marketable or saleable title to the VA-6 Assets, the VA-6 Liabilities and the VA-5 Partnership Interest to be conveyed hereby free and clear of all Liens, and no current or former partner nor any other Person is contesting the rights of VA-6LP or its predecessors in interest relating to the VA-6 Assets, the VA-6 Liabilities or the VA-5 Partnership Interest or any Distributions or contributions relating thereto. The VA-5 Partnership Interest represents VA-6LP's entire right, title and interest in and to VA-5 Partnership.

          3.2.11  Condition of Tangible Assets. The buildings, structures,
                  ----------------------------
facilities, equipment and other items of property and assets (excluding Inventory) of VA-6LP, taken as a whole, are in all material respects in satisfactory operating condition and repair, subject to normal wear and maintenance, are useable in the regular and ordinary course of the business of VA-6LP consistent with past practice, and conform in all material respects to all applicable Requirements of Law. No Person other than VA-6LP owns any equipment or other tangible assets or properties situated on the premises of VA-6LP to be transferred pursuant to this Agreement except for the leased and other items disclosed on Schedule 3.2.11.
                   ---------------

          3.2.12  Accounts Receivable. Except as set forth on Schedule 3.2.12,
                  -------------------                         ---------------
the accounts receivable as set forth on the VA-6 Current Balance Sheet or arising since the date thereof have arisen only in the ordinary course of business out of performance of services or bona fide sales and deliveries of goods. To the Knowledge of VA-6LP, there exist no facts or circumstances (other than general economic conditions) that are likely to result in any material increase in the uncollectibility of accounts receivable. Schedule 3.1.12 also
                                                         ---------------
includes a correct and complete listing as of April 3, 2000 of accounts and notes receivable due VA-6LP relating to the VA-6 Business which have been outstanding for: (i) 30 days or less; (ii) more than 30 but less than 61 days;
(iii) more than 60 days but less than 91 days; and (iv) more than 90 days.

          3.2.13  Inventory. The Inventory of VA-6LP held on the Closing Date
                  ---------
shall (a) be acquired and in accordance with the regular business practices of VA-6LP, (b) consist substantially of items of a quality useable or saleable in the ordinary course of the business of VA-6LP consistent with past practice, and
(c) be owned by VA-6LP free and clear of all Liens.

          3.2.14  Material Changes. Except as disclosed on Schedule 3.2.14, and
                  ----------------                         ---------------
taking into account that the VA-6 Excluded Assets are not being transferred to PrimeCoPCS hereunder, since the date of the VA-6 Current Balance Sheet:

                  (a) VA-6LP has not discharged or satisfied any Lien or paid any liabilities, in each case other than in the ordinary course of the operation of the business of VA-6LP consistent with past practice, or failed to pay or discharge when due any liabilities, in each case for which the failure to pay or discharge has caused or would reasonably be expected to have a VA-6 Material Adverse Effect;

                  (b) VA-6LP has not sold, encumbered, assigned or transferred any assets or properties which VA-6LP purports to own as of the date of the VA-6 Current Balance Sheet or on any date since such date, except in the ordinary course of the operation of the business of VA-6LP consistent with past practice and except for the VA-6 Excluded Assets;

                  (c) VA-6LP has not incurred any indebtedness except in the ordinary course of business consistent with past practice or subjected any of the assets or properties that it purports to own to any Lien, except for Permitted VA-6 Liens;

                  (d) VA-6LP has not made or suffered any amendment or termination of any agreement, contract, commitment or lease to which it is a party or by which it is bound, or canceled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of the business of VA-6LP, except for any amendment, termination, cancellation, modification or waiver which, individually or in the aggregate, would not reasonably be expected to have a VA-6 Material Adverse Effect;

                  (e) VA-6LP has not changed any of the accounting principles followed by it or the methods of applying such principles;

                  (f) VA-6LP has not entered into any transaction other than in the ordinary course of the operation of the business of VA-6LP consistent with past practices;

                  (g) VA-6LP has not admitted any partner or Distributed or otherwise conveyed any of its property to any of its partners or declared an intention to do so (except as specifically contemplated in or permitted by this Agreement);

                  (h)  VA-6LP has not dissolved or taken any action to do so;

                  (i) VA-6LP has not agreed, orally or in writing, or granted any other Person an option, to do any of the things specified in subparagraphs
(a) through (h) above; or

                  (j)  VA-6LP has not suffered any VA-6 Material Adverse Change.

          3.2.15  Assets Necessary to Conduct of VA-6 Partnership Business.
                  --------------------------------------------------------
Except for the Authorizations, rights, assets and property set forth on Schedule
                                                                        --------
3.2.15 (including, without limitation, those which are described by category on
------
Schedule 3.2.15), VA-6LP owns or holds all Authorizations, rights, assets and
----------------
property necessary to the conduct of the business of VA-6LP by PrimeCoPCS materially in the manner conducted during the 12 month period preceding the date of this Agreement.

          3.2.16  Intellectual Property Matters. Except as disclosed on Schedule
                  -----------------------------                         --------
3.2.16, (a) to the Knowledge of VA-6LP, VA-6LP owns, or possesses licenses or
------
other valid rights to use, all of the Intellectual Property necessary for the conduct of the business of VA-6LP as currently conducted, and (b) there are no claims or suits pending or, to the Knowledge of VA-6LP, threatened, alleging that the activities of VA-6LP or the conduct of the business of VA-6LP infringes upon the Intellectual Property of a third party, or challenging the ownership, validity or enforceability of any Intellectual Property necessary for the conduct of the business of VA-6LP as currently conducted; and (c) to the Knowledge of VA-6LP, no Person is infringing upon any Intellectual Property of VA-6LP.

          3.2.17  Books of Account; Financial Statements. The books of account
                  --------------------------------------
and related records of VA-6LP fairly reflect in reasonable detail the assets, liabilities and transactions of VA-6LP. VA-6LP has not engaged in any transaction or used funds of VA-6LP, except for transactions and funds which have been and are reflected in its normally maintained books and records. Schedule 3.2.17 sets forth for VA-6LP, audited
                              ---------------
balance sheets at December 31, 1997, December 31, 1998 and December 31, 1999 and statements of operations for the years then ended, and a pro forma balance sheet at December 31, 1999 and pro forma statements of operations for the years ended December 31, 1997, December 31, 1998 and December 31, 1999 reflecting the removal of the assets, liabilities and results of operations of VA-6LP's business of acquiring on a wholesale basis and reselling to customers Personal Communications Services in Virginia RSA 6. The historical financial statements described in this Section are referred to herein as the "VA-6 Financial
                                                         --------------
Statements" and the historical balance sheet at December 31, 1999 is referred to
----------
herein as the "VA-6 Current Balance Sheet." The pro forma financial statements
               --------------------------
described in this Section are referred to herein as the "VA-6 Pro Forma
                                                         --------------
Financial Statements." The VA-6 Financial Statements (i) are in accordance with
--------------------
the books and records of VA-6LP and (ii) fairly present the financial position of VA-6LP as of their respective dates and the results of VA-6LP's operations for the periods covered thereby and have been prepared on a basis consistent with past practice. The principal accounting methodologies and principles used in preparing the VA-6LP Financial Statements, including, but not limited to, allocations of corporate overhead and other expenses arising from transactions with Affiliates, are consistent with the methodologies and principles generally used by VA-6 in preparing its financial statements prior to December 31, 1999. The VA-6LP Pro Forma Financial Statements fairly present the pro forma (after giving effect to the exclusion of the assets, liabilities and results of operations described above) financial position of VA-6LP as of their respective dates and the results of VA-6LP's operations for the periods covered thereby, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          3.2.18  No Interest in Other Entities. No shares of any corporation or
                  -----------------------------
any ownership or other investment interest, either of record, beneficially or equitably, in any association, partnership, joint venture or other Person are included in the assets of VA-6LP.

          3.2.19  Availability of Documents. VA-6LP has made available to
                  -------------------------
PrimeCoPCS copies of all documents listed in the Schedules hereto, except for the contracts listed on Schedule 3.2.19 hereto, which are subject to
                        ---------------
confidentiality provisions in favor of third parties. Such copies are complete and accurate and include all amendments, supplements and modifications thereto or waivers currently in effect thereunder.

          3.2.20  Brokers or Finders. Except as set forth on Schedule 3.2.20,
                  ------------------                         ---------------
for which obligation VA-6LP shall be responsible, neither VA-6LP nor any of its Affiliates has incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees or agents commissions or other similar payments in connection with this Agreement or the transactions contemplated hereby.

          3.2.21  Mobile Telephone Numbers; Form of Agreements. As of December
                  --------------------------------------------
31, 1999, the aggregate number of active analog mobile numbers in service provided by VA-6LP was approximately 17,700. Schedule 3.2.21 sets forth (a) a
                                             ---------------
listing of the standard rate plans being offered by VA-6LP as of the date of this Agreement; (b) a description of the products and services being provided to subscribers of VA-6LP as of the date of this Agreement;

and (c) copies of the standard forms of subscriber agreements in use as of the date of this Agreement at VA-6LP's retail stores or offered over the Internet.

          3.2.22  Employee Matters. VA-6LP does not have, and never has had, any
                  ----------------
employees. VA-6LP has no liabilities under ERISA or any other law or regulation with respect to any employees of any Affiliate of VA-6LP who have provided services to VA-6LP or to the businesses owned or operated by it, nor will any such liabilities arise as a result of the transactions contemplated by this Agreement. Except as specifically set forth in this Agreement or in the Employee Transfer Agreement, no event has occurred nor shall any event occur as a result of the transactions contemplated by this Agreement and there exists no condition or set of circumstances which, to the Knowledge of VA-6LP, will result in the imposition upon PrimeCoPCS or any Affiliate of PrimeCoPCS of any liability directly or indirectly attributable to the operation of any Employee Plan maintained or contributed to at any time by VA-6LP or any Affiliate including, without limitation, liability under the Code, ERISA or other applicable law.

          3.2.23  Insurance. VA-6LP and its property are covered by adequate
                  ---------
insurance. All material insurance policies are in full force and effect in accordance with their terms, and no notice of cancellation of such polices has been received.

          3.2.24  No Undisclosed Liabilities. Except as set forth on Schedule
                  --------------------------                         --------
3.2.24, VA-6LP has no liabilities, whether accrued, contingent, absolute,
------
determined, determinable or otherwise, except:

                  (a) liabilities in respect of VA-6 Authorizations and VA-6 Contracts (none of which arise from a breach thereof);

                  (b) liabilities of a type which are covered by the representations and warranties contained in Section 3.2 which are either (i) disclosed in the Schedules hereto or (ii) are not required to be disclosed in a Schedule because of qualifications contained in such representations and warranties;

                  (c) liabilities disclosed on VA-6 Current Balance Sheet (including the notes thereto) and not heretofore paid or discharged;

                  (d) liabilities incurred, consistent with past business practice, in or as a result of the normal and ordinary course of the business of VA-6LP since the date of VA-6 Current Balance Sheet, which would appear on the Closing Date Net Working Capital schedule prepared by VA-6LP; and

                  (e) liabilities to Affiliates of VA-6LP that will be paid or discharged at or before the Closing.

The liabilities described in clauses (a) through (d) of this Section 3.2.24, together with the liabilities set forth on Schedule 3.2.24, but excluding the
                                           ---------------
VA-6 Excluded Liabilities, are referred to as the "PrimeCoPCS Assumed
                                                   ------------------
Liabilities."  For purposes of this Section 3.2.24, the term "liabilities" shall
-----------
include any direct or indirect indebtedness, cost, expense or obligation.

     3.3  Survival of Representations and Warranties. All representations and
          ------------------------------------------
warranties made by the parties in this Agreement or in the certificates delivered pursuant to Sections 5.1.3 or 5.2.3 shall survive until the expiration of 18 months after the Closing Date, except that (a) any intentional misrepresentation shall survive Closing without limitation, (b) any representation or warranty contained in Sections 3.1.1, 3.1.2, 3.1.6 (except to the extent that it relates to Company Contracts), 3.2.1, 3.2.3 and 3.2.7 (except to the extent that it relates to VA-6 Contracts) shall survive the Closing without limitation and (c) any representation or warranty contained in Sections 3.1.7, 3.1.22, 3.2.8 and 3.2.22 shall survive until the expiration of 60 days after the expiration date of the relevant statute of limitations period (including any applicable extensions thereof). Any claim by a party based upon breach of any such representation or warranty made pursuant to Article VI below must be submitted to the breaching party prior to or at the expiration of the applicable survival period.

     3.4  No Representations or Warranties Implied.  The representations and
          ----------------------------------------
warranties contained herein constitute the only representations and warranties made by the parties with respect to this Agreement and the transactions contemplated hereby, and no other representations or warranties shall be implied. Without limiting the foregoing, except as expressly set forth herein, PrimeCoPCS makes no representation or warranty concerning the Company Interest or the Company Businesses, and VA-6LP makes no representation or warranty concerning the VA-5 Partnership Interest, the VA-6 Assets or the VA-6 Business, and THERE ARE NO IMPLIED WARRANTIES OF ANY KIND, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                  ARTICLE IV
                           COVENANTS AND AGREEMENTS

     4.1  Agreements of PrimeCoPCS Pending the Closing. PrimeCoPCS covenants
          --------------------------------------------
and agrees that, from the date of this Agreement until the Closing and except as otherwise consented to in writing by VA-6LP:

          4.1.1  Conduct of the Company Businesses in the Ordinary Course.
                 --------------------------------------------------------
Subject to the terms of the Company Agreement and applicable Requirements of Law and except as otherwise contemplated by this Article IV, PrimeCoPCS shall cause the Company to conduct the Company Businesses in the ordinary course consistent with past practice except as may be necessary in order to implement and perform this Agreement and the other Transaction Documents. Without limiting the generality of the foregoing, PrimeCoPCS shall cause the Company and any Affiliate of PrimeCoPCS managing the Company Businesses to:

                 (a) use commercially reasonable efforts to keep available the services of the Company's present employees and agents, provided that this clause creates no requirement to pay additional compensation or give promotions outside of the ordinary course of business;

                 (b) not sell, lease, license, or otherwise dispose of any material part of the Company's assets other than in the ordinary course of business, consistent with past practice of the Company Businesses;

                 (c) use commercially reasonable efforts to maintain the Company's relations and goodwill with the suppliers, customers, distributors and any others having business relations with the Company and assist with any transition of such relationships;

                 (d) use commercially reasonable efforts to maintain the equipment, systems and other fixed assets of the Company Businesses as necessary to maintain the Company's reliability standards, footprint coverage and network capacity;

                 (e) comply in all material respects with all material Requirements of Law applicable to the Company Businesses;

                 (f) keep in full force and effect the material insurance policies covering the Company and the Company Businesses as of the date hereof (or replacement policies providing substantially the same coverage);

                 (g)  except as set forth on Schedule 4.1.1(g), continue in
                                             -----------------
accordance with past practice all marketing and promotions relating to the maintenance and growth of subscribers;

                 (h) not grant or otherwise commit to make any increase in the compensation of the PrimeCo Available Employees, except normal merit or promotional increases consistent with PrimeCo's past practice;

                 (i) not enter into any employment agreement with a PrimeCo Available Employee, or agreement with a consultant, that is outside of the ordinary course of business, consistent with past practice (other than retention agreements for which PrimeCoPCS or its Affiliate other than the Company retains all obligations and liabilities), unless such agreement terminates or is terminable prior to the Closing Date and, if so terminated, would not impose any liability or obligation on VA-6LP;

                 (j) continue in accordance with past practice to collect the Company's accounts receivables and pay its trade payables;

                 (k) maintain customer service operations in a manner consistent with past practice in all material respects and, with the exception of any changes affecting all or substantially all of the wireless telephone systems that are owned by PrimeCo, PrimeCoPCS and PrimeCoPCS's subsidiaries ("PrimeCo
                                                                      -------
Systemwide Changes"), as to which changes PrimeCoPCS will give notice to
------------------
VA-6LP promptly after implementing them, refrain from changing in any material respect any material policies or practices relating to customer service for the Company Businesses;

                 (l) with the exception of PrimeCo Systemwide Changes and changes necessary in the reasonable business judgment of PrimeCoPCS or its Affiliates to respond to actions of competitors, as to which changes PrimeCoPCS will give notice to VA-6LP promptly after implementing them, refrain from implementing any material change in (i) the terms and conditions of the Company's forms of customer and subscriber agreements or (ii) the types or quality of products and services being provided by the Company to subscribers.

          4.1.2  Distributions.  PrimeCoPCS shall not permit the Company to make
                 -------------
any Distributions to its except for Distributions payable solely in cash.

          4.1.3  Access.Upon reasonable prior notice from VA-6LP, and subject to
                 ------
obligations of confidentiality, nonuse and nondisclosure set forth in this Agreement, PrimeCoPCS shall cause the Company to (a) give VA-6LP and its authorized representatives (collectively, the "VA-6 Group") reasonable access
                                               ----------
during all reasonable times to the Company's books and records, facilities and assets, (b) provide such financial and operating data and other information as the VA-6 Group may reasonably request and which is reasonably available, and (c) make available, at and for reasonable locations and times, the Company's officers, employees, agents and Affiliates in order to facilitate transitional matters.

          4.1.4  DOJ Approval.  PrimeCoPCS shall use commercially reasonable
                 ------------
efforts to obtain the approval by the DOJ of VA-6LP as transferee of the Company Interest pursuant to this Agreement, it being understood and agreed that the DOJ has the right to approve any transferee of the Company Interest under the DOJ Final Judgment. If a DOJ Trust Event occurs, PrimeCoPCS shall also use commercially reasonable efforts to secure the agreement by the DOJ Trustee to carry out PrimeCoPCS's obligations hereunder, to the extent permitted by the DOJ Final Judgment and applicable law. PrimeCoPCS shall keep VA-6LP reasonably apprised of any material developments, events or issues relating to the DOJ Trust and PrimeCoPCS's efforts to obtain the approval by the DOJ of VA-6LP as transferee of the Company Interest pursuant to this Agreement. PrimeCoPCS shall, as soon as reasonably practicable prior to a DOJ Trust Event, notify VA-6LP of the prospective DOJ Trust Event.

          4.1.5  Casualty Insurance Proceeds.  In the event that any of the
                 ---------------------------
assets of the Company have been damaged prior to the Closing Date by a casualty covered by insurance ("Damaged Assets"), the Company shall use commercially
                       --------------
reasonable efforts to collect amounts due (if any) in respect of such Damaged Assets under the Company's insurance policies, which amounts if collected will either be used to repair or replace the damaged assets or otherwise will be retained in the Company and not Distributed to the Company's member.

          4.1.6  Company National Accounts. In all cases in which the Company
                 -------------------------
Businesses provide Personal Communications Services to employees or other designees of a Person (such Person, a "Company National Account") who are
                                       ------------------------
included under a national service agreement between PrimeCo and such Person (a "Company National Account Agreement"), the following
----------------------------------
provisions shall be applicable:

                 (a) PrimeCo has transferred, or PrimeCoPCS will cause PrimeCo to transfer on or before the Closing Date, to the Company all rights and obligations with respect to the provision of service to the individual end users with mobile telephone numbers originating in the Company BTAs covered by such Company National Account Agreement; and

                 (b) Where the Company National Account is headquartered in one of the Company BTAs and a majority of the individual customer accounts of such Company National Account are located in Company BTAs, PrimeCoPCS shall cause PrimeCo to make commercially reasonable efforts to transfer to the Company the responsibility for overall account management and billing coordination under such Company National Account Agreement.

          4.1.7  PrimeCo National Outlet Agreements. In cases in which PrimeCo
                 ----------------------------------
is a party to a contract (a "PrimeCo National Outlet Agreement") with any Person
                             ---------------------------------
Person (a "PrimeCo National Outlet") who serves as an outlet for selling or
           -----------------------
marketing Personal Communications Services of the Company both in the Company BTAs as well as in other areas, the Company will use, and will cause PrimeCo to use, commercially reasonable efforts to assist VA-6LP in its efforts to enter into an agreement with the PrimeCo National Outlet substantially similar to the applicable PrimeCo National Outlet Agreement that will cover the Company BTAs on behalf of VA-6LP on and after the Closing Date.

          4.1.8  Non-Solicitation.  PrimeCoPCS agrees that for the three month
                 ----------------
period beginning on the Closing Date it shall not, and shall not permit any of its Affiliates to, engage in any solicitation for purchase of Personal Communications Services or Cellular Services targeted at persons who are customers of the Company Businesses as of the Closing Date; provided that this shall not prohibit solicitations made through general advertisements.

          4.1.9  PrimeCo Name.  From and after the Closing Date, PrimeCoPCS and
                 ------------

its Affiliates shall cease using the name "PrimeCo" in the Company BTAs. PrimeCoPCS and its Affiliates shall retain the right to license third parties to use the name "PrimeCo" in the Company BTAs, provided that no such license shall permit any third party to use such name in the Company BTAs earlier than the first anniversary of the Closing Date. PrimeCoPCS and its Affiliates (a) shall not use the "Primetheus" mark in the Company BTAs for the six-month period immediately following the Closing Date and (b) shall not license any third party to use the "Primetheus" mark in the Company BTAs for the twelve-month period immediately following the Closing Date.

          4.1.10 PrimeCoPCS Cooperation.  PrimeCoPCS shall reasonably
                 ----------------------
cooperate, and shall request its independent auditors to cooperate, at VA-6LP's expense, with VA-6LP's auditors in connection with the preparation of such audited financial statements of the Company for periods ending prior to the Closing Date as may be required pursuant to the rules and regulations of the SEC or as may otherwise be required to facilitate the financing of the Cash Component. It is understood that the matters for which such cooperation by PrimeCoPCS's auditors may be requested include, without limitation, providing their consent for inclusion of their report on the Company Financial Statements in CFW's proxy statements, offering memoranda and registration statements and providing a review of the Company's quarterly financial statements for 1999 and 2000, revising the Company Financial Statements to comply with SEC regulations and providing any comfort letters required by an underwriter or placement agent in connection with CFW's equity and debt issuances contemplated by Section 4.3.3(b).

          4.1.11 Consents.  PrimeCoPCS shall use commercially reasonable
                 --------
efforts to obtain prior to Closing the consent of any party whose consent was required but not obtained for the transfer of the Transferred Assets to the Company or whose consent is required for the transfer of the Company Interest to VA-6LP or is otherwise required in connection with the consummation of the transactions contemplated hereby.

          4.1.12 Approvals and Disapprovals. PrimeCoPCS agrees to approve or
                 --------------------------
disapprove in writing any action that requires its consent under Section 4.2 within five business days following written notice to PrimeCoPCS from VA-6LP requesting such approval, and

PrimeCoPCS agrees not to unreasonably withhold any such consent. If PrimeCoPCS fails to approve or disapprove of any such action in writing within ten business days after presentation by VA-6LP, then PrimeCoPCS shall be deemed to have approved of such action.

          4.1.13  Control of Systems Pending Closing. Prior to the Closing Date,
                  ----------------------------------
PrimeCoPCS shall not, directly or indirectly, control, supervise or direct, or attempt to control, supervise or direct, the operations of the business of VA-6LP in any manner that is prohibited by FCC rules or policies.

          4.1.14  Retention of Books and Records.  PrimeCoPCS shall cause VA-6LP
                  ------------------------------
and its subsidiaries to retain, until all applicable tax statutes of limitations (including periods of waiver) have expired, all books, all records and other documents pertaining to VA-6LP and its subsidiaries that relate to the period prior to the Closing Date that are required to be retained under current retention policies of PrimeCoPCS and its Affiliates and to make the same available after the Closing Date for inspection at an office of PrimeCoPCS or one of its Affiliates and copying by VA-6LP or its agents at VA-6LP's expense, during regular business hours and upon reasonable request and upon reasonable advance notice. After the expiration of such period, no such books and records shall be destroyed by PrimeCoPCS if VA-6LP has previously requested in writing that such books and records be preserved. VA-6LP agrees that such records will be kept strictly confidential and used only for tax or litigation purposes.

          4.1.15  Communications Act.  PrimeCoPCS has not taken and shall not
                  ------------------
take prior to the Closing any action to disqualify itself under the Communications Act or other applicable laws, rules and regulations from acquiring control of the VA-6 FCC Authorizations

     4.2  Agreements of VA-6LP. VA-6LP covenants and agrees that, from the date
          --------------------
of this Agreement except as otherwise consented to in writing by PrimeCoPCS:

          4.2.1   Conduct of VA-6LP's Business in the Ordinary Course.  Subject
                  ---------------------------------------------------
to the terms of its agreement of limited partnership and applicable Requirements of Law and except as otherwise contemplated by this Article IV, and taking into account that the VA-6 Excluded Assets are not being transferred to PrimeCoPCS hereunder, VA-6LP shall cause VA-6LP to conduct its business in the ordinary course consistent with past practice except as may be necessary in order to implement and perform this Agreement and the other Transaction Documents. Without limiting the generality of the foregoing, VA-6LP shall, and shall cause VA-6LP and any Affiliate of VA-6LP managing VA-6LP's business to:

                  (a) use commercially reasonable efforts to keep available the services of VA-6LP's present agents;

                  (b) not sell, lease, license, or otherwise dispose of any material part of VA-6LP's assets other than in the ordinary course of business, consistent with past practice of VA-6LP;

                  (c) use commercially reasonable efforts to maintain VA-6LP's relations and goodwill with the suppliers, customers, distributors and any others having business relations with VA-6LP and assist with any transition of such relationships;

                 (d) use commercially reasonable efforts to maintain the equipment, systems and other fixed assets of VA-6LP as necessary to maintain VA-6LP's reliability standards, footprint coverage and network capacity;

                 (e) comply in all material respects with all material Requirements of Law applicable to VA-6LP;

                 (f) keep in full force and effect the material insurance policies covering VA-6LP and its business as of the date hereof (or replacement policies providing substantially the same coverage);

                 (g) except as set forth on Schedule 4.2.1(g), continue in
                                            -----------------
accordance with past practice all marketing and promotions relating to the maintenance and growth of subscribers;

                 (h) not enter into any employment agreement, or agreement with a consultant, that is outside of the ordinary course of business, consistent with past practice (other than retention agreements for which VA-6LP or its Affiliate other than VA-6LP retains all obligations and liabilities), unless such agreement terminates or is terminable prior to the Closing Date and, if so terminated, would not impose any liability or obligation on PrimeCoPCS;

                 (i) continue in accordance with past practice to collect VA-6LP's accounts receivables and pay its trade payables;

                 (j) maintain customer service operations in a manner consistent with past practice in all material respects and, with the exception of any changes affecting all or substantially all of the wireless telephone systems that are owned by VA-6LP and its Affiliates, ("VA-6LP Systemwide Changes"),
                                               -------------------------
refrain from changing in any material respect any material policies or practices relating to customer service for the business of VA-6LP;

                 (k) with the exception of VA-6LP Systemwide Changes and changes necessary in the reasonable business judgment of VA-6LP or its Affiliates to respond to actions of competitors, refrain from implementing any material change in (i) the terms and conditions of the Company's forms of customer and subscriber agreements or (ii) the types or quality of products and services being provided by VA-6LP to subscribers.

          4.2.2  Distributions.  VA-6LP shall not permit VA-6LP to make any
                 -------------
Distributions to its partners, except for Distributions payable solely in cash.

          4.2.3  Access. Upon reasonable prior notice from PrimeCoPCS, and
                 ------
subject to obligations of confidentiality, nonuse and nondisclosure set forth in this Agreement, PrimeCoPCS shall cause the Company to (a) give PrimeCoPCS and its authorized representatives (collectively, the "PrimeCoPCS Group") reasonable
                                                   ----------------
access during all reasonable times to VA-6LP's books and records, facilities and assets, (b) provide such financial and operating data and other information as the PrimeCoPCS Group may reasonably request and which is reasonably available, and (c) make available, at and for reasonable locations and times, VA-6LP's officers, agents and Affiliates in order to facilitate transitional matters.

          4.2.4  Casualty Insurance Proceeds.  In the event that any of the
                 ---------------------------
the assets of VA-6LP have been damaged prior to the Closing Date by a casualty covered by insurance ("Damaged Assets"), VA-6LP shall use commercially
                       --------------
reasonable efforts to collect amounts due (if any) in respect of such Damaged Assets under VA-6LP's insurance policies, which amounts if collected will either be used to repair or replace the damaged assets or otherwise will be retained in VA-6LP and not Distributed to VA-6LP's partners.

          4.2.5  Non-Solicitation.  VA-6LP agrees that for the three month
                 ----------------
period beginning on the Closing Date it shall not, and shall not permit any of its Affiliates to, engage in any solicitation for purchase of Personal Communications Services or Cellular Services targeted at persons who are customers of VA-6LP as of the Closing Date; provided that this shall not prohibit solicitations made through general advertisements.

          4.2.6  Consents.  VA-6LP shall use commercially reasonable efforts to
                 --------
obtain prior to Closing the consent of any party whose consent is required for the transfer of the VA-6 Assets, the VA-6 Liabilities or the VA-5 Partnership Interest to PrimeCoPCS or is otherwise required in connection with the consummation of the transactions contemplated hereby.

          4.2.7  Approvals and Disapprovals. VA-6LP agrees to approve or
                 --------------------------
disapprove in writing any action that requires its consent under Section 4.1 within five business days following written notice to VA-6LP from PrimeCoPCS requesting such approval, and VA-6LP agrees not to unreasonably withhold any such consent. If VA-6LP fails to approve or disapprove of any such action in writing within ten business days after presentation by PrimeCoPCS, then VA-6LP shall be deemed to have approved of such action.

          4.2.8  Control of Systems Pending Closing. Prior to the Closing Date,
                 ----------------------------------
VA-6LP shall not, directly or indirectly, control, supervise or direct, or attempt to control, supervise or direct, the operations of the Company Businesses in any manner that is prohibited by FCC rules or policies.

          4.2.9  Retention of Books and Records.  VA-6LP shall cause the
                 ------------------------------
Company and its subsidiaries to retain, until all applicable tax statutes of limitations (including periods of waiver) have expired, all books, all records and other documents pertaining to the Company Businesses and their respective subsidiaries that relate to the period prior to the Closing Date that are required to be retained under current retention policies of VA-6LP and its Affiliates and to make the same available after the Closing Date for inspection at an office of VA-6LP and copying by PrimeCoPCS or its agents at PrimeCoPCS's expense, during regular business hours and upon reasonable request and upon reasonable advance notice. After the expiration of such period, no such books and records shall be destroyed by VA-6LP if PrimeCoPCS has previously requested in writing that such books and records be preserved. PrimeCoPCS agrees that such records will be kept strictly confidential and used only for tax or litigation purposes.

          4.2.10 Communications Act.  VA-6LP has not taken and shall not take
                 ------------------
prior to the Closing any action to disqualify itself under the Communications Act or other applicable laws, rules and regulations from acquiring control of the Company FCC Authorizations.

          4.2.11 Agreement Regarding DOJ Final Judgment.  VA-6LP acknowledges
                 --------------------------------------
receipt of a copy of the DOJ Final Judgment and agrees to be bound by Section X of the DOJ Final Judgment, both before and after the Closing.

     4.3  Covenants of PrimeCoPCS and VA-6LP.
          ----------------------------------
covenant and agree that, except as otherwise agreed to in writing by PrimeCoPCS and VA-6LP:

          4.3.1  FCC Authorizations. Within five Business Days after the date
                 ------------------
hereof, to the extent required by the rules of the FCC, PrimeCoPCS and VA-6LP shall file applications with the FCC for consent to the transfer by PrimeCoPCS to VA-6LP of control of, and of all of PrimeCoPCS's rights and interests in and to, the Company FCC Authorizations, and for consent to the transfer by VA-6LP to PrimeCoPCS of control of, and of all of VA-6LP's rights and interests in and to, the VA-6 FCC Authorizations. VA-6LP acknowledges that such filing shall not preclude PrimeCoPCS from thereafter filing an application with the FCC for consent to the transfer of control of, and of all of PrimeCoPCS's rights and interests in and to, the Company FCC Authorizations to a DOJ Trust or DOJ Trustee. As soon as practicable thereafter, PrimeCoPCS and VA-6LP shall file such other applications for all consents and approvals of each applicable State Commission and other regulatory consents and approvals necessary for the consummation of the transactions contemplated hereby, if any. PrimeCoPCS and VA-6LP shall diligently and jointly prosecute all such applications and take all such actions and give all such notice as may be required or requested by the FCC or any other regulatory agency or as may be appropriate in an effort to expedite the grant of such consent by the FCC or such regulatory agency.

          4.3.2  HSR Act. PrimeCoPCS and VA-6LP shall cooperate with one another
                 -------
in the preparing and filing within 15 days of the date hereof any required Notification and Report Forms under the HSR Act and furnishing information required in connection therewith. Each of PrimeCoPCS and VA-6LP will be responsible for paying all their respective costs and expenses (including filing fees under the HSR Act) incurred by it in connection with such preparation and filing.

          4.3.3  DOJ Final Judgment.
                 ------------------

                 (a) As promptly as reasonably practicable (but in no event later than five Business Days after the date hereof), VA-6LP and PrimeCoPCS (or their appropriate Affiliates) shall submit the notification to the DOJ required under Section VI of the DOJ Final Judgment. Each of VA-6LP and PrimeCoPCS shall use its reasonable best efforts to comply with the timing requirements relating to requests for additional information set forth in Section B of Section VI of the DOJ Final Judgment, and VA-6LP and PrimeCoPCS shall cooperate with each other in complying with such timing requirements and in obtaining approval by the DOJ of VA-6LP as transferee of the Company Interest pursuant to this Agreement.

                 (b) VA-6LP has advised PrimeCoPCS that CFW, on behalf of VA-6LP, will seek to raise a portion of the funds which it will use to pay the Cash Component through an issuance of equity, and that a vote of CFW's shareholders (the "CFW Shareholder Vote") may be required for such issuance (it being
      --------------------
understood that neither such vote nor the issuance of such equity shall be a condition to VA-6LP's obligations under this Agreement). VA-6LP has further advised PrimeCoPCS that CFW, on behalf of VA-6LP, will seek to raise a further portion of the funds which it will use to pay the Cash Component through an issuance of high-yield debt (the "CFW High-Yield Issuance") which may be
                                  -----------------------
registered with the SEC (it being understood that neither the filing or effectiveness of such registration nor the issuance of such high-yield debt shall be a condition to VA-6LP's obligations under this Agreement). VA-6LP shall use its best efforts, and shall cause CFW to use its best efforts, to cause the CFW Shareholder Vote and the completion of all preparations (other than marketing efforts) for the CFW High-Yield Issuance to occur as promptly as possible and in any event prior to June 30, 2000, and shall promptly notify PrimeCoPCS of the scheduled dates of the CFW Shareholder Vote and the CFW High-Yield Issuance and of any changes in such scheduled dates. Section 4.3.1 obligates PrimeCoPCS and VA-6LP to take certain actions to expedite the grant of the consent by the FCC and other applicable regulatory agencies for the transfer of the Company FCC Authorizations and VA-6 FCC Authorizations and the other transactions contemplated hereby (collectively, the "Regulatory Approvals"). In
                                                     --------------------
the event that, despite such best efforts and actions, as of the later to occur of (i) the scheduled closing of the Bell/GTE Merger and (ii) June 30, 2000, either the CFW Shareholder Vote or the CFW High-Yield Issuance shall be scheduled to occur but shall not yet have occurred or the Regulatory Approvals shall not have been obtained, then PrimeCoPCS agrees, upon written request from VA-6LP, that PrimeCoPCS will request the DOJ to extend the deadline for divestiture of the Company Businesses pursuant to section IV.A.2. of the DOJ Final Judgment. If the DOJ so extends such deadline either once or twice pursuant to section IV.A.2. of the DOJ Final Judgment, then the last of such extended deadlines shall be referred to as the "Extended DOJ Trust Deadline". If
                                                ---------------------------
the DOJ shall not have extended such deadline as of the later to occur of (i) the scheduled closing of the Bell/GTE Merger and (ii) June 30, 2000, then for purposes of this Agreement it shall be deemed to have declined to extend such deadline and there shall be no Extended DOJ Trust Deadline.

          4.3.4  Copies of Regulatory Filings. Except to the extent prohibited
                 ----------------------------
by Requirements of Law, each of the parties hereto shall provide to each of the other parties hereto copies of all filings and material correspondence with all Governmental Authorities with respect to the filings and consents described in this Section 4.3.

          4.3.5  Confidentiality. Other than pursuant to mutually agreed upon
                 ---------------
public communications plans for investors and transferred employees, neither PrimeCoPCS and its agents nor VA-6LP and its agents shall at any time prior to the Closing Date disclose to the public (by public statement or release or otherwise) or to any third party the fact that PrimeCoPCS and VA-6LP are contemplating the transactions contemplated by this Agreement, the existence of this Agreement or any of the transactions contemplated by this Agreement, or the terms and conditions of this Agreement or any of the transactions contemplated by this Agreement except:

                 (a) as required by applicable law or the rules of any relevant stock exchange, by order or decree of a court or other Governmental Authority having jurisdiction over such party, or in connection with such party's or its affiliate's enforcement of any rights it may have at law or equity or as requested by any Governmental Authority in connection with any review or approval of, or consent to, the transactions contemplated by this Agreement;

                 (b) on a "need-to-know" basis to Persons within such party's organization (with the explicit understanding that Bell Atlantic Corporation, Vodafone AirTouch Plc and GTE Corporation will be notified and informed from time to time by PrimeCoPCS), or outside of such party's organization such as attorneys, accountants, bankers, financial advisors, service providers and other consultants who may be assisting such party in connection with the transactions contemplated hereby and who agree to be bound by the nondisclosure obligations of this Section 4.3.5;

                 (c) as expressly required by this Agreement or as is reasonably necessary in connection with obtaining any required consent of a third party to the transactions contemplated by this Agreement;

                 (d) with the express prior consent of the other party, which shall not be unreasonably withheld;

                 (e) as reasonably required by VA-6LP in connection with its or CFW's obtaining financing of the Cash Component; or

                 (f) after such information has become publicly available without breach of this Agreement.

     Notwithstanding anything contained in this Agreement to the contrary, the provisions of this Section 4.3.5 shall survive indefinitely. PrimeCoPCS and VA-6LP specifically acknowledge and agree that the remedy at law for any breach of the provisions of this Section 4.3.5 will be inadequate and that each party, in addition to any other relief available to it, shall be entitled to seek temporary and permanent injunctive relief without the necessity of proving actual damages in the event of any breach or threatened breach of the provisions of this Section 4.3.5 by the other party or such other party's agents.

          4.3.6  Cooperation. PrimeCoPCS and VA-6LP shall cooperate with each
                 -----------
other and use commercially reasonable efforts to cause all of the conditions to the obligations of VA-6LP and PrimeCoPCS under this Agreement to be satisfied on or prior to the Closing Date.

          4.3.7  Other Regulatory Requirements. PrimeCoPCS and VA-6LP agree to
                 -----------------------------
cooperate with each other in connection with either party's efforts to satisfy applicable regulatory requirements in connection with the transactions contemplated by this Agreement, each at its own cost and expense except as expressly provided otherwise in this Agreement.

          4.3.8  Litigation.
                 ----------

                 (a) Anything herein to the contrary notwithstanding, under this Agreement PrimeCoPCS shall retain responsibility and liability for any and all actions, claims, proceedings or investigations that relate to the Company or the Company Businesses that are brought by third parties against the Company or any of the VA-6 Indemnitees, to the extent the event giving rise thereto occurred prior to the Closing Date or which result from or arise out of the necessity or failure to obtain consent of any Person required under any Company Authorization or Company Contract in connection with the assignment of such Company Authorization or Company Contract by PrimeCo to the Company or the transfer of the Company Interest by PrimeCoPCS to

VA-6LP or out of any action or inaction prior to the Closing Date of PrimeCoPCS, any of its Affiliates, the Company, or any of their respective directors, officers, members, employees, agents, representatives or subcontractors, other than any such action or inaction taken at the express written request of VA-6LP or its Affiliate. Such actions, claims, proceedings or investigations are collectively referred to as the "Company Litigation" in this Agreement. VA-6LP
                                 ------------------
shall cooperate with PrimeCoPCS in its response, defense and settlement of the Company Litigation. Without limiting the generality of the foregoing, VA-6LP shall make available to PrimeCoPCS and its Affiliates (a) such personnel of VA-6LP and its Affiliates who, by reason of their prior employment by the Company or an Affiliate of the Company, have knowledge of facts relevant to the Company Litigation, and (b) such documents and records of VA-6LP and its Affiliates that are relevant to the Company Litigation. PrimeCoPCS shall make all requests for access to such personnel, documents and records in a writing sent to the General Counsel of VA-6LP (or such other Person designated by VA-6LP) reasonably in advance of the desired access. PrimeCoPCS shall promptly reimburse VA-6LP for the out-of-pocket costs and expenses incurred by VA-6LP and its Affiliates in providing such access to such personnel, documents and records. If PrimeCoPCS agrees or is required to provide any Company Promotional Items in settlement or resolution of any Company Litigation, VA-6LP shall cooperate with PrimeCoPCS in implementing the Company Promotional Items and shall honor and provide the Company Promotional Items. Out-of-pocket cost, actual expense, and corporate overhead or similar expenses incurred in implementing, honoring and providing the Company Promotional Items shall be borne by PrimeCoPCS. For such purposes, such cost and expense of providing the product, good or service constituting the Company Promotional Item shall not be deemed to include any profit or markup which might be obtained if such product, good or service was sold to a customer of VA-6LP or its Affiliates. As used in this Agreement, the term "Company
                                                                  -------
Promotional Item" means any non-monetary product, good or service provided in
----------------
settling or resolving any action, claim, proceeding or investigation or as the result of an adjudication of any litigation, and shall include certificates for free minutes of use of wireless telecommunications services, discounts on minutes of use of wireless telecommunications services, discounts on handsets, discounts on other products sold by the Company, and other products, goods, services or rights to obtain any products, goods or services.

                 (b) Anything herein to the contrary notwithstanding, under this Agreement VA-6LP shall retain responsibility and liability for any and all actions, claims, proceedings or investigations that relate to VA-6LP or its business that are brought by third parties against VA-6LP or any of the PrimeCoPCS Indemnitees, to the extent the event giving rise thereto occurred prior to the Closing Date or which result from or arise out of the necessity or failure to obtain consent of any Person required under any VA-6 Authorization or VA-6 Contract in connection with the transfer of the VA-6 Assets and the VA-6 Liabilities by VA-6LP to PrimeCoPCS or out of any action or inaction prior to the Closing Date of VA-6LP, any of its Affiliates, VA-6LP, or any of their respective directors, officers, members, employees, agents, representatives or subcontractors, other than any such action or inaction taken at the express written request of PrimeCoPCS or its Affiliate. Such actions, claims, proceedings or investigations are collectively referred to as the "VA-6
                                                                   ----
Litigation" in this Agreement.  PrimeCoPCS shall cooperate with VA-6LP in its
----------
response, defense and settlement of the VA-6 Litigation. Without limiting the generality of the foregoing, PrimeCoPCS shall make available to VA-6LP and its Affiliates (a) such personnel of PrimeCoPCS and its Affiliates who, by reason of their prior employment by VA-6LP or an Affiliate of VA-6LP, have knowledge of facts relevant to the VA-6 Litigation, and (b) such documents and records of PrimeCoPCS and its Affiliates that are relevant to the VA-6 Litigation. VA-6LP shall make all requests for access to such personnel, documents and records in a writing sent to the General Counsel of PrimeCoPCS (or such other Person designated by PrimeCoPCS) reasonably in advance of the desired access. VA-6LP shall promptly reimburse PrimeCoPCS for the out-of-pocket costs and expenses incurred by PrimeCoPCS and its Affiliates in providing such access to such personnel, documents and records. If VA-6LP agrees or is required to provide any VA-6 Promotional Items in settlement or resolution of any VA-6 Litigation, PrimeCoPCS shall cooperate with VA-6LP in implementing the VA-6 Promotional Items and shall honor and provide the VA-6 Promotional Items. Out-of-pocket cost, actual expense, and any corporate overhead or similar expenses incurred in implementing, honoring and providing the VA-6 Promotional Items shall be borne by VA-6LP. For such purposes, such cost and expense of providing the product, good or service constituting the VA-6 Promotional Item shall not be deemed to include any profit or markup which might be obtained if such product, good or service was sold to a customer of PrimeCoPCS or its Affiliates. As used in this Agreement, the term "VA-6 Promotional Item" means any non-monetary product,
                     ---------------------
good or service provided in settling or resolving any action, claim, proceeding or investigation or as the result of an adjudication of any litigation, and shall include certificates for free minutes of use of wireless telecommunications services, discounts on minutes of use of wireless telecommunications services, discounts on handsets, discounts on other products sold by VA-6LP, and other products, goods, services or rights to obtain any products, goods or services.

          4.3.9  Section 1031 Exchange. PrimeCoPCS and VA-6LP agree to treat the
                 ---------------------
transactions contemplated by this Agreement to the extent permissible by law as an exchange of properties of a like kind within the meaning of Section 1031 of the Code and not to take any position or action that is inconsistent with such treatment. PrimeCoPCS and VA-6LP further agree that they shall cooperate with each other in connection with their respective efforts to satisfy applicable statutory requirements in connection with treatment of the exchanges of assets hereunder as being exchanges pursuant to Section 1031 of the Code, each at its own cost and expense except as expressly provided otherwise in this Agreement, including, if requested by PrimeCoPCS, directing the Cash Component to be paid to a "qualified intermediary" pursuant to Treasury Regulation Section 1.1031(k)- 1(g)(4) and taking such other actions as may be reasonably requested by PrimeCoPCS in connection with a "qualified intermediary" transaction. Unless VA-6LP elects to consummate the Alternative Transaction, the parties will, prior to the Closing Date, prepare a schedule setting forth their mutual agreement as to the values of the assets contained in each exchange group and the residual group, as contemplated by Treasury Regulation Section 1.1031(j)-1(b)(2). At, or as soon as practicable after, the Closing (but in no event later than 90 days after the Closing), PrimeCoPCS and VA-6LP will update such schedule to reflect the values of the assets as of the Closing. PrimeCoPCS and VA-6LP agree to allocate consideration that is not transferred in exchange for property that is part of a like-kind exchange in accordance with Section 1060 of the Code and the Treasury Regulations thereunder and agree to timely file Form 8594 consistent with such allocation. PrimeCoPCS and VA-6LP agree that, except as otherwise required by Requirement of Law, they will not take, nor will they permit any of their respective Affiliates to take, for income Tax purposes, any position inconsistent with the allocations agreed to pursuant to this Section 4.3.9.

          4.3.10 Updating of Schedules. Each party shall promptly notify the
                 ---------------------
other of any changes, additions or events which would cause a change in the information disclosed in any

Schedule delivered by it under this Agreement and which would have a Company Material Adverse Effect or a VA-6 Material Adverse Effect, as applicable. At or prior to (but not more than 10 Business Days prior to) the Closing, each party shall deliver to the other any information needed to cause the Schedules delivered by it under this Agreement to be true and correct as of the date of delivery of such information. Except as permitted by the last sentence of this Section, no notification made pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement or to modify the Schedules for purposes of Section 5.1.1, Section 6.1.1 or Article VI unless the party receiving such notification specifically agrees thereto in writing, nor shall any such notification be considered to constitute or give rise to a waiver by a party of any condition set forth in this Agreement.

          4.3.11  JLL Subleases. On or before the Closing Date, PrimeCoPCS shall
                  -------------
cause the Company to enter into subleases in the forms set forth as Exhibit D-1
                                                                    -----------
(Fuji) and Exhibit D-2 (Nomura), as such forms may be revised by mutual
           -----------
agreement of the parties hereto (provided that proposed revisions which alter the substantive provisions of the subleasing transaction embodied in such forms may be accepted or rejected by each party in its sole discretion), covering the equipment identified on Annexes 1 and 4 to Schedule 3.1.9(a) and Annexes 2 and 3 to Schedule 3.1.9(a), respectively, and CFW shall enter into guaranties in the form set forth as Exhibit D-3 covering each sublease. PrimeCoPCS shall use commercially reasonable efforts to obtain (i) the consent of the master lessor and lenders' agent for each of the master leases covering such equipment to the subleasing of such equipment pursuant to such forms of subleases, or (ii) an opinion of Japanese legal counsel, as to each such sublease, that the execution and performance of such sublease without the consent of the applicable master lessor and lenders' agent will not constitute a Default or an Event of Default under (and as defined in) such master lease (a "Japanese Legal Opinion"). In the
                                                ----------------------
event that, with respect to any applicable master lease, PrimeCoPCS is neither able to secure the consent of the master lessor and lenders' agent to the execution of the sublease nor a Japanese Legal Opinion with regard to the proposed form of sublease, then PrimeCoPCS and VA-6LP shall attempt to amend the applicable sublease so that it is both mutually agreeable to PrimeCoPCS and VA-6LP and in a form as to which a Japanese Legal Opinion can be obtained, provided that proposed revisions or amendments which alter the substantive provisions of the subleasing transaction embodied in such subleases may be accepted or rejected by each party in its sole discretion. If the parties are unable to agree upon a revised form of sublease that achieves both of these objectives, then PrimeCoPCS shall cause the Company to enter into the sublease in the original form (Exhibit D-1 or Exhibit D-2, as applicable).

                                   ARTICLE V
                        CONDITIONS PRECEDENT TO CLOSING

     5.1  Conditions Precedent to Obligations of VA-6LP. All obligations of
          ---------------------------------------------
VA-6LP under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent, which may be waived in writing in whole or in part by VA-6LP:

          5.1.1   Representations and Warranties True as of Closing.  All of the
                  -------------------------------------------------
representations and warranties of PrimeCoPCS contained in this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Closing Date with the same effect as though all such representations and warranties had been made on and as of the Closing Date, other than any such representations and warranties made as of a specified date, which shall be true and correct as of such date, except to the extent that the failure to be true and correct shall not have had a Company Material Adverse Effect measured as of the Closing Date or, if the Closing would have occurred earlier solely but for the failure of the condition set forth in Section 5.1.3 to be satisfied, then measured as of the date the Closing would have occurred in the absence of such condition.

          5.1.2  Compliance with this Agreement. PrimeCoPCS shall have
                 ------------------------------
performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing, except to the extent that the failure to do so shall not have had a Company Material Adverse Effect measured as of the Closing Date or, if the Closing would have occurred earlier solely but for the failure of the condition set forth in
Section 5.1.3 to be satisfied, then measured as of the date the Closing would have occurred in the absence of such condition.

          5.1.3  CFW Shareholder Vote and CFW High-Yield Issuance.  The CFW
                 ------------------------------------------------
Shareholder Vote shall have been taken (regardless of the outcome of such vote) and the CFW High-Yield Issuance shall have occurred; provided, however, that this condition shall be deemed satisfied if either or both of such events shall not have occurred before the latest to occur of (i) the closing of the Bell/GTE Merger, (ii) June 30, 2000, and (iii) the Extended DOJ Trust Deadline, if any.

          5.1.4  Closing Certificate. VA-6LP shall have received a certificate
                 -------------------
from an authorized officer of PrimeCoPCS, dated the Closing Date, certifying that the conditions specified in Sections 5.1.1 and 5.1.2 have been fulfilled.

          5.1.5  Other Agreements. Each of the Employee Transfer Agreement, the
                 ----------------
Transition Services Agreement and the VA-6 Transition Services Agreement shall be in full force and effect in accordance with its terms unless the failure to be in full force and effect is a result of a breach or default by VA-6LP or its Affiliate.

          5.1.6  Regulatory Opinion. VA-6LP shall have received an opinion from
                 ------------------
regulatory counsel to PrimeCoPCS stating that the Company FCC Authorizations (i) were held by PrimeCo pursuant to a final order of the FCC and (ii) have been transferred to the Company in compliance with the FCC's forbearance procedure.

     5.2  Conditions Precedent to Obligations of PrimeCoPCS. All obligations of
          -------------------------------------------------
PrimeCoPCS under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent, which may be waived in writing in whole or in part by PrimeCoPCS:

          5.2.1  Representations and Warranties True as of Closing.
                 -------------------------------------------------

                 (a) Unless the Alternative Transaction is to be consummated, all of the representations and warranties of VA-6LP contained in this Agreement shall have been true and correct as of the date hereof and as of the Closing Date with the same effect as though all such representations and warranties had been made on and as of the Closing Date except to the extent that the failure to be true and correct shall not have had a VA-6 Material Adverse Effect measured as of the Closing Date or, if the Closing would have occurred earlier but for the failure of the condition set forth in
     Section 5.2.5 to be satisfied, then measured as of the date the Closing would have occurred in the absence of such condition.

                              (b)  If the Alternative Transaction is to be
     consummated, all of the representations and warranties of VA-6LP contained in Sections 3.2.1, 3.2.2, 3.2.3, 3.2.4(a), 3.2.5 and 3.2.20 of this
     Agreement shall have been true and correct as of the date hereof and shall be true in all material respects as of the Closing Date with the same effect as though all such representations and warranties had been made on and as of the Closing Date.

                    5.2.2     Compliance with this Agreement.
                              ------------------------------

                              (a)  Unless the Alternative Transaction is to be
     consummated, VA-6LP shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing except if the non-compliance shall not have had a VA-6 Material Adverse Effect measured as of the Closing Date or, if the Closing would have occurred earlier but for the failure of the condition set forth in Section 5.2.5 to be satisfied, then measured as of the date the Closing would have occurred in the absence of such condition.

                              (b)  If the Alternative Transaction is to be
     consummated, VA-6LP shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing other than those specified in Sections 4.2.1, 4.2.2, 4.2.3, 4.2.4 or 4.2.6.

                    5.2.3     Closing Certificate. PrimeCoPCS shall have
                              -------------------
     received a certificate from an authorized officer of VA-6LP, dated the Closing Date, certifying that the conditions specified in Section 5.2.1 and
     5.2.2 have been fulfilled.

                    5.2.4     Other Agreements. Each of the Employee Transfer
                              ----------------
     Agreement, the Transition Services Agreement and the VA-6 Transition Services Agreement shall be in full force and effect in accordance with its terms unless the failure to be in full force and effect is a result of a breach or default by PrimeCoPCS or its Affiliate.

                    5.2.5     Bell/GTE Merger. The Bell/GTE Merger shall have
                              ---------------
     occurred or shall be scheduled to occur substantially contemporaneously with the Closing under this Agreement.

                    5.2.6     Regulatory Opinion. Unless the Alternative
                              ------------------
     Transaction is to be consummated, PrimeCoPCS shall have received an opinion from regulatory counsel to VA-6LP stating that the VA-6 FCC Authorizations are held by VA-6LP pursuant to a final order of the FCC.

               5.3  Conditions Precedent to the Obligations of VA-6LP and
                    -----------------------------------------------------
     PrimeCoPCS. All obligations of VA-6LP and PrimeCoPCS under this Agreement
     -----------
     are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent:

                    5.3.1     Regulatory and Other Approvals. Any required
                              ------------------------------
     waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been earlier terminated, and all required consents and approvals from the FCC and the DOJ, and all of the required consents and approvals from other Governmental Authorities that are specified on Schedule 5.3.1, shall have been obtained
                                       --------------
     free of any special conditions which would have a Company Material Adverse Effect and no stay of any such consent or approval shall be in effect.

                    5.3.2     No Pending Governmental Litigation. On the
                              ----------------------------------
     Closing Date, no suit, action or other proceeding brought by any Governmental Authority shall be pending in which it is sought to restrain or prohibit the consummation of the transactions contemplated hereby.

                                  ARTICLE VI
                                INDEMNIFICATION

              6.1   General Indemnification Obligation of PrimeCoPCS. From and
                    ------------------------------------------------
     after the Closing, PrimeCoPCS shall reimburse, indemnify and hold harmless VA-6LP, its Affiliates, and their respective directors, managers, officers, agents, employees, successors and assigns (each, a "VA-6 Indemnitee" and
                                                         ---------------
     collectively, the "VA-6 Indemnitees"), against and in respect of:
                        ----------------

                    (a) any and all damages, losses, deficiencies, liabilities, costs, Taxes, and expenses (collectively, "Losses") incurred or suffered by
                                                ------
     any VA-6 Indemnitee that result from, relate to or arise out of:

                              (i)    any and all liabilities and obligations of
     any nature whatsoever with respect or related to the Company Businesses that arise before the Closing Date, except for the VA-6 Assumed Liabilities;

                              (ii)   any misrepresentation, breach of warranty
     or nonfulfillment of any agreement or covenant on the part of PrimeCoPCS under this Agreement or any Transaction Document, or any misrepresentation in or omission from any certificate, schedule, exhibit, document or instrument furnished to VA-6LP pursuant hereto or thereto, or in connection with the execution or performance of this Agreement (including the Schedules hereto and the certificate delivered pursuant to Section 5.1.3. hereof) or any Transaction Document;

                              (iii) any representation or warranty of PrimeCoPCS
     contained in this Agreement (other than any representation or warranty that is expressly made as of a specified date prior to the date of this Agreement) not being true and correct as of the Closing Date as if made as of the Closing Date (without giving effect to any update or supplement to the Schedules to this Agreement furnished by PrimeCoPCS except for changes to Schedule 3.1.3(b), Schedule 3.1.5(a), Schedule 3.1.9(b) or Schedule
        -----------------  -----------------  -----------------    --------
     3.1.10 as a result of activities after the date hereof not prohibited by
     ------
     Article IV hereof);

                              (iv) any and all actions, suits, claims,
     proceedings or investigations brought by a third party against any VA-6 Indemnitee that relate to (A) PrimeCoPCS or any of its Affiliates or the Company Businesses to the extent the event giving rise thereto occurred prior to the Closing Date or which result from or arise out of any action or inaction prior to the Closing Date of PrimeCoPCS or any of its Affiliates, or any of their respective directors, officers, members, employees, agents, representatives or subcontractors, including the Company Litigation, , but excluding any liabilities and obligations that arise out of any such action or inaction taken at the express written request of VA-6LP or its Affiliate and excluding the VA-6 Assumed Liabilities, or (B) VA-6LP to the extent that the event giving rise thereto occurred on or after the Closing Date or which result from or arise out of any action or inaction after the Closing Date of PrimeCoPCS or any of its Affiliates or any of their respective directors, officers, members, employees, agents, representatives or subcontractors, or (C) the PrimeCoPCS Assumed Liabilities;

                              (v) any and all Taxes (A) of PrimeCoPCS or any of
     its Affiliates other than the Company, (B) except to the extent reflected as a liability in computing Company Closing Date Net Working Capital, of the Company (excluding Taxes arising solely from the ownership or operation of the Company after the Closing Date) or that arise from the ownership or operation of the Company Businesses on or before the Closing Date, or (C) that arise from the ownership or operation of the VA-6 Business after the Closing Date or, to the extent reflected as a liability in computing VA-6 Closing Date Net Working Capital, on or before the Closing Date. For purposes of this Section, ad valorem, real, and personal property Taxes ("Property Taxes") with respect to properties held by the Company
       --------------
     immediately before and immediately after the Closing (including, without limitation, Property Taxes payable by the tenant or lessee under any lease) will be prorated as of the Closing Date. In prorating any such Property Taxes for any taxable period that includes the Closing Date, the Property Tax for the entire taxable period shall be allocated ratably to each day comprising the taxable period. The taxable period of any Property Tax shall be the calendar year of the lien date, unless the relevant Tax law provides otherwise. Notwithstanding any other provision of this Agreement, the economic burden of any such Property Taxes will be borne by PrimeCoPCS for all periods (or portions thereof) through the Closing Date (the "Pre-
                                                                      ---
     Closing Period") and by VA-6LP for all periods (or portions thereof) after
     --------------
     the Closing Date (the "Post-Closing Period"); accordingly, (x) if
                            -------------------
     PrimeCoPCS pays any such Property Tax with respect to a Post-Closing Period, VA-6LP will reimburse PrimeCoPCS upon demand for the amount of such Property Tax to the extent it is not reflected as an asset in computing Company Closing Date Net Working Capital, and (y) if VA-6LP pays any such Property Tax with respect to a Pre-Closing Period, PrimeCoPCS will reimburse VA-6LP upon demand for the amount of such Property Tax to the extent it is not reflected as a liability in computing Company Closing Date Net Working Capital;

                              (vi) any brokerage fees due to any Person set
     forth on Schedule 3.1.19; and
              ---------------

                         (b) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses incident to any of the foregoing or to the enforcement of this Section 6.1.

          6.2  General Indemnification Obligation of VA-6LP. From and after the
               --------------------------------------------
     Closing, VA-6LP shall reimburse, indemnify and hold harmless PrimeCoPCS, its affiliates, and their respective directors, managers, officers, agents, employees, successors and assigns (each, a "PrimeCoPCS Indemnitee" and
                                                 ---------------------
     collectively, the "PrimeCoPCS Indemnitees"), against and in respect of:
                        ----------------------

               (a) any and all Losses incurred or suffered by any PrimeCoPCS Indemnitee that result from, relate to or arise out of:

                    (i) any and all liabilities and obligations of any nature whatsoever with respect or related to the VA-6 Business that arise before the Closing Date, except for the PrimeCoPCS Assumed Liabilities;

                    (ii) any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of VA-6LP under this Agreement or any Transaction Document, or any misrepresentation in or omission from any certificate, schedule, exhibit, document or instrument furnished to PrimeCoPCS pursuant hereto or thereto, or in connection with the execution or performance of this Agreement (including the Schedules hereto and the certificate delivered pursuant to Section 5.2.3. hereof) or any Transaction Document;

                    (iii) any representation or warranty of VA-6LP contained in this Agreement (other than any representation or warranty that is expressly made as of a specified date prior to the date of this Agreement) not being true and correct as of the Closing Date as if made as of the Closing Date (without giving effect to any update or supplement to the Schedules to this Agreement furnished by PrimeCoPCS except for changes to Schedule 3.2.4(b),
                                                             -----------------
     Schedule 3.2.6(a), Schedule 3.2.10(b) or Schedule 3.2.11 as a result of
     -----------------  ------------------    ---------------
     activities after the date hereof not prohibited by Article IV hereof);

                    (iv) any and all actions, suits, claims, proceedings or investigations brought by any third party that relate to (A) VA-6LP or any of its Affiliates or VA-6LP to the extent the event giving rise thereto occurred prior to the Closing Date or which result from or arise out of any action or inaction prior to the Closing Date of VA-6LP or any of its Affiliates, or any of their respective directors, officers, members, employees, agents, representatives or subcontractors, including the Company Litigation, but excluding any liabilities and obligations that arise out of any such action or inaction taken at the express written request of PrimeCoPCS or its Affiliate and excluding the PrimeCoPCS Assumed Liabilities, (B) the Company to the extent that the event giving rise thereto occurred on or after the Closing Date or which result from or arise out of any action or inaction after the Closing Date of VA-6LP or any of its Affiliates or any of their respective directors, officers, members, employees, agents, representatives or subcontractors, or (C) the VA-6 Assumed Liabilities;

                    (v)    any and all Taxes (A) of any Affiliates of VA-6LP,
     (B) except to the extent reflected as a liability in computing VA-6 Closing Date Net Working Capital, of VA-6LP (excluding Taxes arising solely from the ownership or operation of the VA-6 Business after the Closing Date) or that arise from the ownership or operation of the VA-6 Business on or before the Closing Date, (C) that arise from the ownership or operation of the Company Businesses by the Company, VA-6LP or any of its Affiliates after the Closing Date or, to the extent reflected as a liability in computing Company Closing Date Net Working Capital, from the ownership or operation of the Company Businesses on or before the Closing Date, or (D) attributable to, arising out of or relating to the VA-5 Interest for taxable periods or portions thereof ending on or before the Closing Date. For purposes of this Section, Property Taxes with respect to VA-6LP Assets (including, without limitation, Property Taxes payable by the tenant or lessee under any lease) or attributable to, arising out of or relating to the VA-5 Interest will be prorated as of the Closing Date. In prorating any such Property Taxes for any taxable period that includes the Closing Date, the Property Tax for the entire taxable period shall be allocated ratably to each day comprising the taxable period. The taxable period of any Property Tax shall be the calendar year of the lien date, unless the relevant Tax law provides otherwise. Notwithstanding any other provision of this Agreement, the economic burden of any such Property Taxes will be borne by VA-6LP for the Pre-Closing Period and by PrimeCoPCS for the Post-Closing Period; accordingly, (x) if VA-6LP pays any such Property Tax with respect to a Post-Closing Period, PrimeCoPCS will reimburse VA-6LP upon demand for the amount of such Property Tax to the extent it is not reflected as an asset in computing VA-6 Closing Date Net Working Capital, and (y) if PrimeCoPCS pays any such Property Tax with respect to a Pre-Closing Period, VA-6LP will reimburse PrimeCoPCS upon demand for the amount of such Property Tax to the extent it is not reflected as a liability in computing VA-6 Closing Date Net Working Capital; and

                                   (vi) any brokerage fees due to any Person set
     forth on Schedule 3.2.20.
              ---------------

                              (b)  any and all actions, suits, claims,
     proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses incident to any of the foregoing or to the enforcement of this Section 6.2.

          6.3  Limitations on Claims for Losses. Claims for Losses caused by or
               --------------------------------
     arising out of breach of warranty or representation under Section 6.1(a)(ii) or Section 6.2(a)(ii) or the inaccuracy of any representation or warranty under Section 6.1(a)(iii) or Section 6.2(a)(iii) may be made only pursuant to Article VI hereof and only by written notice within the period provided for survival of such representation and warranty in Article III. Anything to the contrary contained herein notwithstanding:

                    (a) PrimeCoPCS shall not be liable for any Losses with respect to any breach of warranty or representation under Section 6.1(a)(ii) or the inaccuracy of any representation or warranty under
     Section 6.1(a)(iii) unless and until the total of all claims for indemnity or damages with respect thereto exceeds $5,000,000 (the "PrimeCoPCS
                                                              ----------
     Deductible"), and then PrimeCoPCS shall be liable for all such claims in
     ----------
     excess of the PrimeCoPCS Deductible. The aggregate liability of PrimeCoPCS for misrepresentations or breaches of warranty or the inaccuracy of representations and warranties under Section 6.1 hereof shall not exceed $125,000,000.

                    (b) VA-6LP shall not be liable for any Losses with respect to any breach of warranty or representation under Section 6.2(a)(ii) or the inaccuracy of any representation or warranty under Section 6.2(a)(iii) unless and until the total of all claims for indemnity or damages with respect thereto exceeds $750,000 (the "VA-6 Deductible"), and then VA-6LP
                                            ---------------
     shall be liable for all such claims in excess of the VA-6 Deductible. The aggregate liability of VA-6LP for misrepresentations or breaches of warranty or the inaccuracy of representations and warranties under Section
     6.2 hereof shall not exceed $18,750,000.

                    (c) In no event shall either party hereto be liable for indirect, special, consequential or punitive damages arising out of a breach of this Agreement, even if advised at the time of breach of the possibility of such damages.

          6.4  Indemnification Procedure as to Third-Party Claims.
               --------------------------------------------------

                    (a) Promptly after a VA-6 Indemnitee or a PrimeCoPCS Indemnitee (individually, an "Indemnitee") obtains Knowledge of the
                                   ----------
     commencement of any third-party claim, action, suit or proceeding or of the occurrence of any event or the existence of any state of facts which may become the basis of a third-party claim (any such claim, action, suit or proceeding or event or state of facts being hereinafter referred to in this
     Section 6.4 as a "Claim"), in respect of which an Indemnitee is entitled to indemnification under this Agreement, such Indemnitee shall promptly notify the indemnitor under this Agreement (the "Indemnitor") of such Claim in
                                               ----------
     writing setting forth in reasonable detail the specific facts and circumstances relating to such Claim and the amount of Losses subject to the Claim (or an estimate thereof if the actual amount is not known or not capable of reasonable calculation); provided, however, that any failure to
                                         --------  -------
     give such notice will not waive any rights of the Indemnitee except to the extent that the rights of the Indemnitor are actually prejudiced thereby. With respect to any Claim as to which such notice is given by the Indemnitee to the Indemnitor, the Indemnitor shall, subject to the provisions of Section 6.4 (b) below, be entitled to participate in and, if it desires, to assume the defense and settlement of such Claim with counsel reasonably satisfactory to the Indemnitee at the Indemnitor's sole risk and expense, provided, however, that the Indemnitee (i) shall be permitted to join in the defense and settlement of such Claim and to employ counsel at its own expense (provided, however, that if the defendants include both the Indemnitor and the Indemnitee and there are actual conflicts of interest between the Indemnitor and the Indemnitee in connection with the defense of such Claim and the Indemnitor shall have been advised of such conflicts in writing by outside counsel, then Indemnitor shall be liable for the reasonable fees and expenses of such counsel), (ii) shall reasonably cooperate with the Indemnitor in the defense and any settlement of such Claim in any manner reasonably requested by the Indemnitor and (iii) shall have the right to pay or settle such Claim at any time in which event the Indemnitee shall be deemed to have waived any right to indemnification therefor by the Indemnitor. Following written notice from the Indemnitor to the Indemnitee of its election to assume the defense of a Claim pursuant to this Section 6.4(a), the Indemnitor will not be liable to the Indemnitee for any other expenses subsequently incurred by the Indemnitee in connection with the defense of the Claim, other than costs and expenses of the Indemnitee incurred at the request of the Indemnitor or incurred pursuant to Section 6.4(b). The assumption of the defense of any Claim by the Indemnitor will not be deemed to be an admission by the Indemnitor of liability for such Claim.

                    (b) If the Indemnitor fails to assume the defense of such Claim or, having assumed the defense and settlement of such Claim, fails reasonably to contest such Claim in good faith, the Indemnitee, without waiving its right to indemnification, may assume the defense and settlement of such Claim, provided, however, that (x) the Indemnitor shall be permitted to join in the defense and settlement of such Claim and to employ counsel at its own expense, (y) the Indemnitor shall cooperate with the Indemnitee in the defense and settlement of such Claim in any manner reasonably requested by the Indemnitee, and (z) the Indemnitee shall not settle such Claim without soliciting the views of the Indemnitor and giving them due consideration. If the remedy sought by the claimant with respect to such Claim is not solely for money damages, and would affect the operation of the Company Businesses after the Closing, the Indemnitor shall not settle such Claim without the prior written consent of VA-6LP, which consent shall not be unreasonably withheld. If the Indemnitee provides the Indemnitor with written consent, the Indemnitee agrees to be bound by the settlement of such Claim.

                         (c) As used in this Section 6.4, the term Indemnitee shall be deemed to include the plural thereof where the rights or obligations of more than one Indemnitee may be involved.

               6.5  Adjustment For Insurance. Any indemnification payable
                    ------------------------
     pursuant to this Article VI shall be net of any amounts actually recovered (after deducting related costs and expenses) by the indemnified party for the Losses for which such indemnification payment is made, under any insurance policy, warranty or indemnity from any third party.

               6.6  Payment.
                    --------
                         (a)  Upon a determination of liability in respect of
     Article VI of this Agreement, the appropriate party shall pay the indemnified party the amount so determined (subject to the limitations of
     Section 6.3) within 10 business days after the date of determination (such tenth business day, the "Due Date"). If there should be a dispute as to the
                              --------
     amount or manner of determination of any indemnity obligation owed under this Agreement, the party from which indemnification is due shall nevertheless pay when due such portion, if any, of the obligation as shall not be subject to dispute. Upon the payment in full of any claim, either by setoff or otherwise, the party or entity making payment shall be subrogated to the rights of the Indemnitee against any Person with respect to the subject matter of such claim.

                         (b) If all or part of any indemnification obligation under this Agreement is not paid when due, then the Indemnitor shall pay the Indemnitee interest on the unpaid amount of the obligation for each day from the Due Date until payment in full, payable on demand, at a rate per annum equal to the Prime Rate on the Due Date.

                         (c) To the extent permitted by law, the parties agree in good faith to treat any indemnification payable pursuant to this Article VI as an adjustment to the Cash Component for U.S. Federal income tax purposes.

                    6.7  Other Rights and Remedies. Following the Closing, the
                         -------------------------
     sole and exclusive remedy at law (other than with respect to claims involving intentional misrepresentation or fraud) for PrimeCoPCS or VA-6LP for any claim (whether such claim is framed in tort, contract or otherwise) arising out of a breach of any representation, warranty, covenant or other agreement in this Agreement shall be a claim by PrimeCoPCS or VA-6LP for indemnification pursuant to this Article VI, which claims are independent of and in addition to any equitable rights or remedies.

                                  ARTICLE VII
                                 MISCELLANEOUS

          7.1  Termination.
               -----------

                         (a) Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated at any time before the Closing Date only as follows:

                                   (i)   by mutual consent of PrimeCoPCS and VA-
     6LP;

                                   (ii)  by PrimeCoPCS, if there has been at any
     time before the Closing (a) unless VA-6LP has irrevocably elected to consummate the Alternative Transaction, a breach by VA-6LP of any representation, warranty, covenant or agreement contained in this Agreement that has had a VA-6 Material Adverse Effect, or (b) if VA-6LP has irrevocably elected to consummate the Alternative Transaction, a material breach of any representation, warranty, covenant or agreement contained in Sections 3.2.1, 3.2.2, 3.2.3, 3.2.4(a), 3.2.5 and 3.2.20 of this Agreement, in either case (a) or (b) that is not curable or, if curable, is not cured within 60 calendar days after written notice of such breach is given by PrimeCoPCS to VA-6LP or if assurances of cure reasonably acceptable to PrimeCoPCS are not provided in such period;

                                   (iii) by VA-6LP if there has been a breach
     by PrimeCoPCS at any time before the Closing of any representation, warranty, covenant or agreement contained in this Agreement that has had a Company Material Adverse Effect that is not curable or, if curable, is not cured within 60 calendar days after written notice of such breach is given by VA-6LP to PrimeCoPCS or if assurances of cure reasonably acceptable to VA-6LP are not provided in such period;

                                   (iv)  by VA-6LP or PrimeCoPCS upon notice
     given to the other if the Closing shall not have taken place on or before 12:01 a.m. New York, New York time on October 2, 2000; provided that such date shall be extended until the date which is seven months from the date of this Agreement if as of 12:01 a.m. New York, New York time on October 2, 2000, the Bell/GTE Merger shall have occurred but the FCC shall not have issued an order granting or denying such application; and provided further that the right to terminate this Agreement under this Section 7.1(a)(iv) shall not be available to the party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

                                   (v)  by VA-6LP or PrimeCoPCS upon notice
     given to the other if any Governmental Authority (i) shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable or (ii) shall have failed to issue an order, decree or ruling or to take any other action, as applicable, and such denial of a request to issue such order, decree, ruling or take such other action shall have become final and nonappealable, in the case of each of (i) and (ii) which is necessary to fulfill the conditions set forth in Article V; provided, however, that the right to terminate this Agreement under this
     --------  -------
     Section 7.1(a)(v) shall not be available to any party whose failure to comply with any of Sections 4.3.1, 4.3.2, 4.3.3, 4.3.4, 4.3.5 or
     4.3.7 has been the cause of such action or inaction; or

                                   (vi) by PrimeCoPCS upon notice given to VA-
     6LP if the DOJ advises PrimeCoPCS or its Affiliate in writing that the DOJ does not approve VA-6LP as the transferee of the Company Interest on the terms and conditions set forth in this Agreement; or by VA-6LP upon notice given to PrimeCoPCS if such disapproval has occurred and either (x) PrimeCoPCS and its Affiliates have exhausted all rights of appeal from such disapproval without such disapproval having been reversed or retracted, or
     (y) PrimeCoPCS has notified VA-6LP in writing that it does not intend to contest or appeal such disapproval, or (z) the Closing shall not have taken place on or before 12:01 a.m. New York, New York time on October 2, 2000.

                         (b) In the event of the termination of this Agreement as provided in Section 7.1(a), this Agreement shall forthwith become wholly void and of no further force and effect (except as set forth in this Section, Section 4.3.5 and Section 7.2). Notwithstanding the foregoing, nothing herein shall relieve a party from liability for any breach of the representations, warranties, covenants or agreements set forth in this Agreement where such breach has independently caused Losses to the other party hereto. In the event that this Agreement is terminated pursuant to
     Section 7.1(a)(iv) hereof solely because the condition set forth in Section
     5.2.5 shall not have been satisfied, then PrimeCoPCS shall promptly pay to VA-6LP a termination fee of $15,000,000 in cash.

               7.2    Expenses. Except as otherwise provided in this Agreement,
                      --------
     PrimeCoPCS and VA-6LP shall share equally the filing fees associated with making all requisite applications with the FCC (and the State Commissions, if any) for consent to the transactions contemplated by this Agreement, but shall pay their own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

               7.3    Tax Administration; Mutual Assistance. With respect to
                      -------------------------------------
     Property Taxes, the owner of the property on the lien date, and with respect to other Taxes, the Party that is liable for such Taxes under
     Section 6.1(a)(v) or 6.2(a)(v) (the "Liable Party"), shall be responsible f
                                          ------------
     or (i) administering the payment of, and filing Tax Returns with respect to, such Taxes (ii) defending or pursuing any proceedings related thereto, and (iii) paying any expenses related thereto. The Party other than the Liable Party (the "Other Party") shall give prompt written notice to the
                        -----------
     Liable Party of any examination or audit of the transactions contemplated by this Agreement by any Governmental Authority with respect to any such Taxes and of any proposed adjustment or assessment of any such Taxes. In any proceedings, whether formal or informal, the Other Party shall permit the Liable Party to participate and control the defense of such proceeding, and shall take all actions and execute all documents required to allow such participation. With respect to Property Taxes, the Liable Party shall not negotiate a settlement or compromise of any such Property Taxes without the written consent of the Other Party, which consent shall not be unreasonably withheld. The parties shall provide each other such assistance as may reasonably be requested by either of them in connection with the above responsibilities and shall, upon request, provide each other with any relevant records or information as are in their possession or subject to their control. If, after the Closing Date, the Company or VA-6LP or any of its Affiliates receives a refund of Taxes relating to Taxes described in
     Section 6.1(a)(v) (excluding any refund reflected as an asset in computing the Company Closing Date Net Working Capital), VA-6LP shall immediately pay, or cause the Company to pay, to PrimeCoPCS the amount of such refund. If, after the Closing Date, PrimeCoPCS or any of its Affiliates receives a refund of Taxes relating to Taxes described in Section 6.2(a)(v) (excluding any refund reflected as an asset in computing the VA-6 Closing Date Net Working Capital), PrimeCoPCS shall immediately pay to VA-6LP the amount of such refund. The amount of any refund payable under this Section 7.3 shall be reduced by the amount of any federal or state income Tax required to be paid by the recipient as a result of the receipt of such refund (including any amount payable pursuant to this sentence).

               7.4  Further Assurances. PrimeCoPCS and VA-6LP shall from time to
                    ------------------
     time after the Closing Date, at the request of the other party, execute, acknowledge and deliver to such other party such other instruments of conveyance and transfer or assumption and will take such other actions and execute and deliver such other documents, certifications and further assurances as such other party may reasonably require in order to vest more effectively in VA-6LP, or to put VA-6LP more fully in possession of, the Company Interest to be transferred to it pursuant to the provisions of this Agreement. To the extent that the PrimeCoPCS has not obtained any Company Consent at the Closing, the PrimeCoPCS, at its expense, shall continue to use all commercially reasonable efforts to obtain all such Company Consents. The provisions of the preceding sentence shall survive for 18 months following the Closing Date. Each of the parties hereto will cooperate with the other and execute and deliver to the other party such other instruments and documents and take such other actions as may be reasonably requested from time to time by such other party as necessary to carry out, evidence and confirm the intended purposes of this Agreement. Each of the parties will cause their respective Affiliates to comply with this Section to the extent necessary or desirable to fulfill the purposes thereof.

               7.5  Additional Post Closing Confidentiality Undertakings. From
                    ----------------------------------------------------
     and after the Closing Date, PrimeCoPCS shall not use or take any action whatsoever which would result in disclosure to any third party of any information about the Company Businesses, provided that PrimeCoPCS shall not be required to maintain confidential any information which: (a) is known or available to the public prior to the date hereof or becomes known or available to the public after the date hereof through no fault of PrimeCoPCS; (b) is obtained from a third party which had the right to disclose such information; (c) is subsequently disclosed or made public by VA-6LP or any of its Affiliates, or a Governmental Authority; or (d) is disclosable pursuant to a Requirement of Law.

               7.6    Contents of Agreement. This Agreement and the other
                      ---------------------
     Transaction Documents, including their respective Schedules and Exhibits, which are specifically incorporated herein, sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes any and all previous agreements and understandings, oral or written, between or among the parties regarding the transactions contemplated hereby. This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties hereto.

               7.7  Assignment and Binding Effect. (a) This Agreement may not be
                    -----------------------------
     assigned prior to the Closing by PrimeCoPCS or by VA-6LP without the prior written consent of the other; provided, that notwithstanding anything to the contrary herein (a) a party shall have the right to assign all or any portion of this Agreement to an Affiliate, provided that such party shall remain liable for any failure of such assignee to perform, and (b) subject to Section 4.3.3, PrimeCoPCS may transfer the entire Company Interest (or all or substantially all of the assets of the Company) and assign this Agreement to a DOJ Trust. In the event that PrimeCoPCS assigns this Agreement to a DOJ Trust: (i) if the Closing does not occur and PrimeCoPCS would have been entitled to terminate this Agreement pursuant to any of clauses (ii), (iv), (v) or (vi) of Section 7.1(a), then this Agreement will be deemed to have been so terminated by PrimeCoPCS; and (ii) if PrimeCoPCS would not have been entitled to terminate this Agreement pursuant to any of clauses (ii), (iv), (v) or (vi) of Section 7.1(a) and the DOJ Trust sells the Company Interest (or all or substantially all of the Company's assets) to a Person other than VA-6LP or an Affiliate of VA-6LP, then PrimeCoPCS shall promptly pay VA-6LP a termination fee of $15,000,000 in cash and shall have no further liability or obligation to VA-6LP under this Agreement or any other Transaction Documents. VA-6LP agrees that if at any time after a DOJ Trust Event it receives from the DOJ Trust any asset to which VA-6LP is not entitled under the terms of this Agreement or under any other agreement between (x) PrimeCoPCS or an Affiliate of PrimeCoPCS and (y) VA-6LP or an Affiliate of VA-6LP, VA-6LP shall promptly after such receipt remit or transfer (without interest) such asset to PrimeCoPCS. Nothing contained herein shall be deemed to limit or restrict in any manner the distribution to PrimeCoPCS of property held by the DOJ Trust, including this Agreement and the rights and obligations arising hereunder, upon termination of the DOJ Trust. Any purported assignment in violation of this Section shall be void.

               7.8  Waiver. No waiver of any term or provision of this
                    ------
     Agreement shall be effective unless in writing, signed by the party against whom enforcement of the same is sought. The grant of a waiver in one instance does not constitute a continuing waiver in all similar instances. No failure to exercise, and no delay in exercising, by any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof.

               7.9  Notices. Any notice, request, demand, waiver, consent,
                    -------
     approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by registered or certified mail or by Federal Express or other overnight mail service, postage prepaid, or by telefacsimile, with written confirmation to follow, as follows:

          If to PrimeCoPCS, to:

                    PrimeCo PCS, L.P.
                    c/o Bell Atlantic Corporation
                    1717 Arch Street, 29th Floor
                    Philadelphia, PA  19103
                    Attention:  Stephen E. Smith
                    Facsimile Number: (215) 557-7249

     With a required copy to:


          Bell Atlantic Corporation
          1717 Arch Street, 32nd Floor
          Philadelphia, PA  19103
          Attention:  Stephen B. Heimann, Esquire
          Facsimile Number: (215) 963-9195

     If to VA-6LP, to:


          Virginia RSA 6 Cellular Limited Partnership
          c/o CFW Communications Company
          401 Spring Lane, Suite 300
          Waynesboro, VA  22980
          Attention:  Warren Catlett
          Facsimile Number:  (540) 956-3595

     With a required copy to:


          Hunton & Williams
          600 Peachtree Street, NE
          Suite 4100
          Atlanta, GA  30308
          Attention:  David Carter, Esquire
          Facsimile Number:  (404) 888-4190

or to such other address or facsimile numbers as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered or, if such date is not a Business Day, on the next Business Day.

     7.10  Remedies. Notwithstanding the provisions of Section 6.7, the parties
           --------
acknowledge and agree that the Company Interest is unique and that, prior to Closing, remedies at law, including monetary damages, will be inadequate in the event of a breach by PrimeCoPCS or VA-6LP, respectively, in the performance of its obligations under this Agreement. Accordingly, the parties agree that in the event of any such breach, prior to Closing, the non-breaching party shall be entitled to a decree of specific performance pursuant to which the breaching party is ordered to affirmatively carry out its pre-closing obligations under this Agreement. The foregoing shall not be deemed to be or construed as a waiver or election of remedies by the non-breaching party and the non-breaching party expressly reserves any and all rights and remedies available to it at law or in equity in the event of any breach or default by the breaching party under this Agreement prior to Closing.


     7.11  Knowledge. "Knowledge" or "knowledge" when used with respect to any
           ---------   ---------      ---------
party or its Affiliates means the actual knowledge of the applicable individuals listed in Schedule
          --------

7.11(a) or successors to their positions, after due inquiry with the individuals
-------
listed in Schedule 7.11(b).
          ----------------

     7.12  Applicable Law; Consent to Jurisdiction. This Agreement shall be
           ---------------------------------------
governed by and construed in accordance with the laws of the State of Delaware, without giving effect to such State's laws and principles regarding the conflict of laws. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in connection with any dispute that arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Delaware or a Delaware state court unless venue would not be proper under rules applicable in such courts.

     7.13  No Benefit to Others. The representations, warranties, covenants and
           --------------------
agreements contained in this Agreement are for the sole benefit of the parties hereto and, in the case of Article VI hereof, the other indemnified parties, and their heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any rights on any other Persons.

     7.14  Headings. All section headings contained in this Agreement are for
           --------
convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     7.15  Severability. Any provision of this Agreement which is invalid or
           ------------
unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

     7.16  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by all of the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                    [Remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Asset Exchange Agreement on the date first written above.


                         PRIMECO PCS, L.P.


                         By:  /Michael J. Polosky/
                              --------------------------
                              Name:  Michael J. Polosky
                              Title: President & CEO

                         VIRGINIA RSA 6 CELLULAR LIMITED PARTNERSHIP

                         By:  /James S. Quarforth/
                              --------------------------
                              Name:  James S. Quarforth
                              Title: CEO, CFW Communications Company,
                                     General Partner

               GUARANTY BY PRIMECO PERSONAL COMMUNICATIONS, L.P.
               -------------------------------------------------

     PrimeCo Personal Communications, L.P. ("PrimeCo") hereby unconditionally and absolutely guarantees the performance and observance by PrimeCoPCS of each and every obligation, covenant and agreement of PrimeCoPCS contained in the foregoing Asset Exchange Agreement between PrimeCo PCS, L.P. and Virginia RSA 6 Cellular Limited Partnership or any Transaction Document and any extension, renewal or modification thereof. The obligation of PrimeCo pursuant to this Guaranty is a continuing guaranty and shall remain in effect, and the obligations of PrimeCo shall not be affected, modified or impaired upon the happening from time to time of any of the following events, whether or not with notice or consent of PrimeCo:

                         (a) the compromise, settlement, release change,
modification or amendment (except to the extent of such compromise, settlement, release change, modification or amendment) of any or all of the obligations, duties, covenants or agreements under any Transaction Document; or

                         (b)  the extension of the time for performance or
payment of money pursuant to this Agreement, or of the time for performance of any other obligations, covenants or agreements under or arising out of any Transaction Document the extension, renewal or modification hereof or thereof.

          PrimeCo hereby represents and warrants that (i) it has the requisite power, authority and legal right to execute, deliver and perform this Guaranty;
(ii) the execution, delivery and performance by PrimeCo of this Guaranty have been duly authorized by all necessary action on the part of PrimeCo; (iii) this Guaranty has been duly executed and delivered by PrimeCo and constitutes the legal, valid and binding obligation of PrimeCo, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally, and except that the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          The provisions of this Guaranty shall be binding on PrimeCo and its successors. If PrimeCo transfers in any manner (including by distribution to its partners) more than 50% of its assets in a single transaction or a series of transactions other than transactions in which PrimeCo receives fair consideration for such assets, then PrimeCo shall substitute as guarantor hereunder an entity with equal or greater credit quality than PrimeCo. The determination of whether such substitute guarantor is of equal or greater credit quality than PrimeCo shall be subject to confirmation by VA-6LP, which shall not be unreasonably withheld.

          Terms used in this Guaranty and not otherwise defined shall have the meanings given to them in the foregoing Asset Exchange Agreement.



                              PRIMECO PERSONAL COMMUNICATIONS, L.P.


                              By:        /L.C. McAdam/
                                   ------------------------
                                   Name:   Lowell C. McAdam
                                   Title:  President & CEO

                    GUARANTY BY CFW COMMUNICATIONS COMPANY
                    --------------------------------------

     CFW Communications Company ("CFW") hereby unconditionally and absolutely guarantees the performance and observance by VA-6LP of each and every obligation, covenant and agreement of VA-6LP contained in the foregoing Asset Exchange Agreement between PrimeCo PCS, L.P. and Virginia RSA 6 Cellular Limited Partnership or any Transaction Document and any extension, renewal or modification thereof. The obligation of CFW pursuant to this Guaranty is a continuing guaranty and shall remain in effect, and the obligations of CFW shall not be affected, modified or impaired upon the happening from time to time of any of the following events, whether or not with notice or consent of CFW:

               (a) the compromise, settlement, release change, modification or amendment (except to the extent of such compromise, settlement, release change, modification or amendment) of any or all of the obligations, duties, covenants or agreements under any Transaction Document; or

               (b) the extension of the time for performance or payment of money pursuant to this Agreement, or of the time for performance of any other obligations, covenants or agreements under or arising out of any Transaction Document the extension, renewal or modification hereof or thereof.

          CFW hereby represents and warrants that (i) it has the requisite power, authority and legal right to execute, deliver and perform this Guaranty;
(ii) the execution, delivery and performance by CFW of this Guaranty have been duly authorized by all necessary action on the part of CFW; (iii) this Guaranty has been duly executed and delivered by CFW and constitutes the legal, valid and binding obligation of CFW, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally, and except that the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          The provisions of this Guaranty shall be binding on CFW, its successors, and any transferee of substantially all of its assets.

          Terms used in this guaranty and not otherwise defined shall have the meanings given to them in the foregoing Asset Exchange Agreement.


                                   CFW COMMUNICATIONS COMPANY


                                   By:      /James S. Quarforth/
                                        ---------------------------
                                        Name:  James S. Quarforth
                                        Title: President & CEO

                                   EXHIBIT A

             To Asset Exchange Agreement dated as of May 17, 2000


                                 COMPANY BTAS
                                 ------------

BTA/Market                                            Band
----------                                            ----

BTA 374 - Richmond - Petersburg                         B
(except for Brunswick and
Mecklenburg Counties)

BTA 324 - Norfolk - Virginia Beach                      B